      As filed with the Securities and Exchange Commission
                        on April 7, 1998

               Securities Act File No. __________

________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM N-14

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /_x_/

              Pre-Effective Amendment No.   /_____/

             Post-Effective Amendment No.   /_____/

                           FORUM FUNDS
       (Exact Name of Registrant as Specified in Charter)

           Two Portland Square, Portland, Maine 04101
       (Address of Principal Executive Offices) (Zip Code)

                         (207) 879-1900
          (Registrant's Area Code and Telephone Number)

                    David I. Goldstein, Esq.
                 Forum Financial Services, Inc.
                       Two Portland Square
                       Portland, ME 04101

                  Copies of Communications to:

                    Anthony C.J. Nuland, Esq.
                         Seward & Kissel
                       1200 G Street, N.W.
                     Washington, D.C. 20005

          Approximate Date of Proposed Public Offering:
               As soon as practicable after this
            Registration Statement becomes effective.

________________________________________________________________

It is proposed that this filing will become effective on May 7,
1998 pursuant to Rule 488 under the Securities Act of 1933.
________________________________________________________________

No filing fee is required because the Registrant has previously registered an indefinite number of its Shares under the

Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                      CROSS REFERENCE SHEET

    Pursuant to Rule 481(a) Under the Securities Act of 1933

Item of Form N-14                   Location in the Prospectus

PART A

1.  Beginning of Registration
    Statement and Outside Front
    Cover Page of Prospectus        Cross Reference Sheet and
                                    Cover Page

2.  Beginning and Outside Back
    Cover Page of Prospectus        Table of Contents

3.  Fee Table, Synopsis
    Information, and Risk Factors   Synopsis; Risk Factors;
                                    Advisory Fees and Other
                                    Expenses

4.  Information About the
    Transaction                     Synopsis; Risk Factors; The
                                    Conversion; The Proposals;
                                    Securities To Be Issued;
                                    Advantages to Fund
                                    Shareholders; Federal Income
                                    Tax Consequences of the
                                    Conversion; ERISA Matters;
                                    Comparison of the Partnership
                                    to the Fund; Capitalization;
                                    Expenses of the Exchange;
                                    Initial Approvals; Financial
                                    Statements
5.  Information About the
    Registrant                      General Information About the
                                    Partnership and the Fund;
                                    Regulatory Matters
6.  Information About the Company
    Being Acquired                  Risk Factors; General
                                    Information About the
                                    Partnership and the Fund;
                                    Comparison of the Partnership
                                    to the Fund
7.  Voting Information              Voting Information

8.  Interest of Certain Persons
    and Experts                     Interest of Certain Persons
                                    and Experts
9.  Additional Information
    Required for Reoffering by

    Persons Deemed to be
    Underwriters                    Not Applicable

PART B

10. Cover Page                      Cover Page

11. Table of Contents               Table of Contents

12. Additional Information About
    the Registrant                  The Trust

13. Additional Information About
    the Company Being Acquired      Not Applicable

14. Financial Statements            Financial Statements

PART C

15. Indemnification                 Item 15 - Indemnification

16. Exhibits                        Item 16 - Exhibits

17. Undertakings                    Item 17 - Undertakings

                             PART A

                   PROXY STATEMENT/PROSPECTUS

                          May __, 1998

                           FORUM FUNDS

                       Two Portland Square
                      Portland, Maine 04101
                         (207) 879-1900

         This Proxy Statement/Prospectus is furnished to the limited partners (the "Limited Partners") of Global Value Limited Partnership (the "Partnership") in connection with the solicitation by Polaris Capital Management, Inc. (the "General Partner") of the Limited Partners' written consent to two proposals in connection with the proposed conversion of the Partnership into a series of a registered open-end management investment company.

         The Partnership has entered into an Agreement and Plan of Reorganization (the "Plan") with Forum Funds (the "Trust"), an open-end management investment company. In accordance with the Plan, the Trust has established Polaris Global Value Fund (the "Fund") as a newly-created separate series of the Trust. The investment objective of the Fund is to seek capital appreciation. The Fund seeks its investment objective by investing primarily in a diversified portfolio of equity securities of issuers worldwide. The investment objectives and policies of the Fund are substantially similar to those of the Partnership.

         Pursuant to the Plan, substantially all of the Partnership's assets will be transferred to the Fund in exchange for shares of beneficial interest of the Fund (the "Exchange"). Immediately after the Exchange, those shares of beneficial interest will be distributed to the General Partner and the Limited Partners of record as of the business day immediately preceding the consummation of the Exchange. Those shares of beneficial interest will be distributed to those partners ("Participating Partners") in proportion to their positive capital accounts (the "Share Distribution"), followed as soon as practicable by the dissolution, liquidation and termination of the Partnership (the "Liquidation"). Together, the Exchange, the Share Distribution and the Liquidation are referred to herein as the "Conversion."

         You are being asked to give your consent to two matters with respect to the Conversion:

         1.   Proposal 1 is to make certain amendments (the
"Amendments") to the Partnership's current Partnership
Agreement (the "Partnership Agreement") expressly authorizing the General Partner, subject to Limited Partner approval, to effectuate the transactions comprising the Conversion.

         2.   Proposal 2 is to approve the Conversion
pursuant to the Partnership Agreement as amended by Proposal
1 (the "New Partnership Agreement"). The General Partner intends to give its written consent to the Conversion.

         The General Partner believes the Conversion is in the best interests of the Limited Partners. As shareholders of an open-end management investment company, former Limited Partners will have increased flexibility and liquidity due to their ability to redeem shares of beneficial interest each business day and to purchase additional shares daily and in smaller amounts. They will also receive simplified tax reports (Form 1099s for dividends rather than Schedule K-1s).

         A consent form that requests your vote on each of the two proposals is enclosed with this mailing. After carefully reviewing the Proxy Statement/Prospectus and considering the effects of the proposed Conversion, please complete and return the consent form in the enclosed postage-paid return envelope. If your consent form or a suitable alternative written instrument is not received by the Partnership prior to May 29, 1998, you will be treated as not having consented either to the Amendments or the Conversion but you will be a Participating Partner to the extent that the Amendments and the Conversion are approved.

         The Partnership and the Fund (the "Parties" and each, a "Party") will pay their own costs in connection with the Conversion.

         This Proxy Statement/Prospectus sets forth concisely information about the Fund and the Conversion that Limited Partners should consider carefully in deciding whether to approve the Conversion and the Amendments. This Proxy Statement/Prospectus should be retained for future reference. Additional information about the Fund and the Conversion has been filed with the Securities and Exchange Commission as a separate statement of additional information dated May ___, 1998 (the "Statement") and is incorporated by reference in this Proxy Statement/Prospectus. The Statement can be obtained without charge by calling or writing to:
Forum Financial Corporation, Two Portland Square, Portland, ME 04101, (888) 263-5594.

         In addition, the Partnership can be reached by calling or writing to: Global Value Limited Partnership, Polaris Capital Management, Inc., General Partner, 125 Summer Street, 14th Floor, Boston, MA 02110, (617) 951-1365.

____________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
____________________________________________________________

                     TABLE OF CONTENTS
                                                        Page

SYNOPSIS
RISK FACTORS
GENERAL INFORMATION ABOUT THE PARTNERSHIP AND THE FUND
THE CONVERSION
THE PROPOSALS
SECURITIES TO BE ISSUED
ADVANTAGES TO FUND SHAREHOLDERS
FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION
ERISA MATTERS
COMPARISON OF THE PARTNERSHIP TO THE FUND
CAPITALIZATION
FINANCIAL INFORMATION
ADVISORY FEES AND OTHER EXPENSES
EXPENSES OF THE CONVERSION
VOTING INFORMATION
INTEREST OF CERTAIN PERSONS AND EXPERTS
LEGAL MATTERS RELATING TO THE CONVERSION
FINANCIAL STATEMENTS

                         SYNOPSIS

         The following Synopsis is qualified by reference to the more detailed information contained elsewhere in this Proxy Statement/Prospectus or attached as an appendix.

         The Conversion. Polaris Capital Management, Inc. (the "General Partner"), as the general partner of Global Value Limited Partnership (the "Partnership"), proposes to convert the Partnership into mutual fund form. Assuming the approval of the limited partners of the Partnership (the "Limited Partners"), the conversion of the Partnership will be accomplished by a transfer of substantially all of the Partnership assets to a newly-created series of a registered investment company, Polaris Global Value Fund (the "Fund"), in exchange for shares of the Fund (the "Exchange"). Immediately following the Exchange, the Partnership will distribute those shares to the General Partner and the Limited Partners (together, the "Participating Partners") that are partners of record on the Valuation Date (defined below) in proportion to their positive capital accounts. That distribution (the "Share Distribution") will be followed as soon as practicable by the dissolution, termination and liquidation of the Partnership (the "Liquidation"). Throughout this Proxy Statement/Prospectus, the transactions consisting of the Exchange, the Share Distribution and the Liquidation are referred to as the "Conversion." See "The Conversion."

         The Proposals. In order to effectuate the Conversion, the General Partner is soliciting the Limited Partners' written consent to two proposals: Proposal 1 is to make certain amendments to the Partnership's current Partnership Agreement (defined below) expressly authorizing the General Partner, subject to Limited Partner approval, to effectuate the transactions comprising the Conversion. Proposal 2 is to approve the Conversion pursuant to the Partnership Agreement as amended by Proposal 1 (the "New Partnership Agreement").

         The Fund and the Trust. The Fund is a series of Forum Funds (the "Trust"), an open-end management investment company organized as a Delaware business trust. Currently, there are 23 separate series of the Trust. The shares of beneficial interest of the Fund are referred to herein as the "Shares."

         Tax Matters. The Fund intends to elect and qualify annually as a "regulated investment company" for federal income tax purposes. As such, the Fund generally can avoid federal income taxation at the Fund level to the extent that it distributes its earnings to its shareholders ("Shareholders" and each, a "Shareholder") as a dividend. Moreover, the Exchange should be tax-free to the Partnership and the Fund (the "Parties" and each, a "Party"). See "Federal Income Tax Consequences of the Conversion," and "Comparison of the Partnership to the Fund - Federal Income Tax Status."

         Advisory Fees. Although the Fund's advisory fees will not exceed those of the Partnership, other fees and expenses paid by the Fund may be higher than those paid by the Partnership. See "Advisory Fees and Other Expenses."

         Advantages. The General Partner believes the Conversion is in the best interests of the Limited Partners. The primary advantages of converting the Partnership into a series of a registered investment company include:
increased flexibility and liquidity due to the ability to redeem daily rather than quarterly, the lack of the potential imposition of redemption fees, the ability to purchase Shares daily, the reduced minimum purchase amounts, and the ability to exchange Shares for shares in a money market fund that is also a series of the Trust; simplified tax reporting and investor accounting associated with mutual funds; and the possible realization by the Fund of economies of scale due to a larger asset base. See "Advantages to Fund Shareholders."

         Timing. The Partnership and the Trust intend to consummate the Exchange on or about June 1, 1998. The
Exchange could, however, be delayed for regulatory or other reasons.

         Comparison of Investment Objectives and Policies.
The Partnership seeks capital appreciation and seeks to achieve its investment objective through highly speculative investments in a portfolio of equity securities of issuers worldwide, including without limitation active trading in such securities on the basis of both long and short positions, covering short sales, purchasing and writing options, and trading on margin by borrowing and placing securities as collateral. In the past, the Partnership's portfolio turnover has averaged between 20 and 40 percent each year and the General Partner believes this practice would continue for the Partnership. The Fund also seeks capital appreciation and seeks to achieve this investment objective by investing primarily in a diversified portfolio of equity securities of issuers worldwide. The General
Partner, as investment adviser to both the Partnership and the Fund, intends to apply substantially the same basic investment strategy to the Fund as is applied on behalf of the Partnership. There are, however, certain differences between an investment in the Partnership and an investment in the Fund. See "Risk Factors."

         Comparison of Distribution and Purchase Procedures. Interests in the Partnership ("Partnership Interests") are offered only to certain qualified investors and generally in minimum subscription amounts of $100,000. Partnership Interests are purchased directly from the Partnership and only upon the General Partner's approval. Shares, in contrast, are offered to the general public with a minimum initial investment of $2,500. Shares may be purchased by an investor either directly or through certain brokers and financial institutions (of which the investor is a customer) on any day when the New York Stock Exchange is open (a "Business Day"). See "Comparison of the Partnership to the Fund -- Purchases and Redemptions."

         Comparison of Redemption and Exchange Procedures.
A Limited Partner may withdraw all or part of its Partnership capital account, as of the last day of any fiscal quarter, upon proper notice to the Partnership and subject to a withdrawal charge, which may be waived at the discretion of the General Partner, of 1/2 of 1% of the amount withdrawn. The Fund, in contrast, will redeem Shares at their net asset value next-determined after receipt of a redemption order in proper form on any Business Day. There is no redemption charge, no minimum period of investment, and no limit on the frequency of redemptions. Normally, redemption proceeds are paid immediately and, in any event, within seven days, following receipt of a redemption order by the Fund's transfer agent. Limited Partners do not have exchange privileges associated with their Partnership Interests. In contrast, Shareholders may exchange their Shares for shares of Daily Assets Treasury Fund (to be renamed Daily Assets Government Fund effective May 25,
1998), a series of the Trust that is a money market fund. See "Comparison of the Partnership to the Fund - Purchases and Redemptions" and "Advisory Fees and Other Expenses."

                       RISK FACTORS

         There is no guarantee that the Partnership will achieve its investment objective, and the value of the Partnership Interests will fluctuate based upon changes in the value of the Partnership's portfolio securities.
Similarly, there can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. Accordingly, investing in the Partnership or the Fund presents investment risks.

         Because the basic investment strategy of the Fund is substantially the same as that of the Partnership, an investment in the Fund involves investment risks that are similar to those associated with an investment in the Partnership. The risks are not, however, identical. This section briefly describes those risks for the Fund and the Partnership.

         The Fund invests in a diversified portfolio of the securities of foreign issuers, including issuers located in countries with emerging capital markets. Investing in those securities entails certain risks not associated with investing in domestic securities, such as exchange-rate fluctuations, political or economic instability of the foreign country, exchange controls, price volatility, arbitrage due to the intervals between the times at which certain foreign portfolio securities are priced and the net asset value of a Share is calculated ("Arbitrage Risk"), and lack of liquidity. See "Part I - Investment Objective, Policies and Risks - Foreign Securities" in Appendix A, which contains additional information about the Fund. The Fund also may use leverage, which involves special risks and may involve speculative investment techniques. See "Part I
- Additional Investment Policies - Techniques Involving Leverage" in Appendix A. In addition, the futures and options strategies in which the Fund may engage involve certain risks. See "Part I - Additional Investment Policies
- Futures and Options" in Appendix A. Additional risks of an investment in the Fund are described under "Part I - Investment Objective, Policies and Risks" and under "Part II
- Investment Policies and Limitations" in Appendix A. The Fund is not intended to provide a complete or balanced investment program for all investors.

         The Partnership may invest in any of the securities in which the Fund may invest and may employ any of the investment techniques that may be employed by the Fund: the Partnership invests in the securities of foreign issuers, it may use leverage and it may engage in futures and options transactions. Although the Partnership invests principally in equity securities, it, like the Fund, may also invest in other securities, including equity equivalents, warrants, convertible and debt securities, options, and foreign currency forward contracts. Limitations with respect to each of those investments and investment techniques (and accordingly the associated risks) may differ between the Partnership and the Fund. Specific investment limitations are discussed below. See "Comparison of the Partnership to the Fund - Investment Restrictions."

         Because the Partnership does not redeem Shares daily, it does not face the same Arbitrage Risk as that faced by the Fund.

         The Fund, which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") is subject to certain investment restrictions and other protections that are required by applicable laws and regulations and intended to reduce risks for investors. The Partnership, unlike the Fund, is not registered under the 1940 Act in reliance on an exception provided by Section 3(c)(1) of the Act. Moreover, the Partnership Interests are not registered under the Securities Act of 1933, as amended, (the "Securities Act"), in reliance on Section 4(2) and Regulation D thereunder. Consequently, the Partnership as a whole is subject to less federal and state regulation and supervision than the Fund. Although the investment restrictions and other protections applicable to the Fund may protect investors, they may also prevent the Fund from pursuing investment opportunities that would be available to the Partnership.

         The General Partner will serve as investment adviser to the Fund. Although the General Partner has experience in managing pooled investments, the General
Partner does not have prior experience in managing mutual funds.

         The Partnership Interests are less liquid than the Shares. The Fund's shares may be redeemed on any Business
Day at their next-determined net asset value after receipt of a redemption order in proper form. The Partnership
Interests are not registered under the Securities Act and are not transferable. Accordingly, no secondary market exists for them. In addition, a Limited Partner generally may make a partial or full withdrawal from its capital account only as of the last Business Day of any fiscal quarter and upon proper notice. Moreover, the General
Partner may, in its discretion, make such a distribution in cash or in portfolio securities of the Partnership. See
"Comparison of the Partnership to the Fund."

         In general, due to the additional regulations that apply to an open-end management investment company, its administrative costs and related expenses will be higher than those of a private limited partnership of comparable size. Accordingly, the Fund's administrative costs and related expenses may be higher than those of the Partnership. See "Advisory Fees and Other Expenses."

         The Conversion could cause taxable Partners that are not calendar year taxpayers to pay taxes on Partnership income before those taxes otherwise would have become due.
See "Federal Income Tax Consequences of the Conversion."

  GENERAL INFORMATION ABOUT THE PARTNERSHIP AND THE FUND

         The Partnership is Massachusetts limited partnership that commenced operations on July 31, 1989.
Partnership Interests generally are offered in initial subscription amounts of $100,000 and only to certain qualified investors. Additional capital contributions generally may be made in minimum amounts of $25,000.

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust commenced operations on March 24, 1980 as a Maryland corporation and was reorganized as a Delaware business trust on January 5, 1996. The Trust has an unlimited number of authorized
Shares. Currently, those Shares are divided into 23 separate series. See "Securities To Be Issued."

         Additional information about the Fund and the Conversion has been filed with the Securities and Exchange Commission as a separate statement of additional information dated May __, 1998 (the "Statement") and is incorporated by reference in this Proxy Statement/Prospectus. The Statement can be obtained without charge by calling or writing to:
Forum Financial Corporation; Two Portland Square, Portland, ME 04101, (888) 263-5594.

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Proxy material, reports, proxy and information statements and other information filed by the Trust can be inspected and copied at the public reference facilities maintained by the Commission in Washington, D.C., and at certain of its Regional Offices. Those Regional Offices include: (i) Northeast Region Office, 7 World Trade Center, suite 1300, New York, NY 10048; (ii) Southeast Region Office, 1401 Brickell Avenue, suite 200, Miami, FL 33131; (iii) Midwest Region Office, 500 West Madison Street, suite 1400, Chicago, IL 60661; (iv) Central Region Office, 1801 California Street, suite 4800, Denver, CO 80202; and (v) Pacific Region Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. In addition, for a prescribed fee, copies of such materials can be obtained from the Public Reference Branch,

Office of Consumer Affairs and Information Services,
Securities and Exchange Commission, Washington, D.C. 20549.

                      THE CONVERSION

         The Conversion will take place pursuant to an Agreement and Plan of Reorganization (the "Plan"). The following summary of the important terms of the Plan is qualified by reference to the Plan, a copy of which is attached to this Proxy Statement/Prospectus as Appendix B.

         The Plan provides that the Partnership will transfer substantially all of its assets to the Fund in exchange solely for over 80% of Shares (no par value per Share) of the Fund. Immediately thereafter, the Shares will be tranferred to the Participating Partners, in the Share Distribution, in proportion to their positive capital accounts as described below. The Partnership will then be dissolved, liquidated and terminated as soon as practicable after the Share Distribution.

         The Partnership's assets will be valued at the close of regular trading on the New York Stock Exchange on the Business Day immediately preceding the consummation of the Exchange (such time and date, "Valuation Date"). The Shares distributed to the Participating Partners will have an aggregate net asset value equal to the aggregate net asset value of the assets transferred to the Fund in the Exchange. The number (or fraction thereof) of Shares each Participating Partner will receive will be based upon that Partner's proportionate interest in the Partnership's net assets on the Valuation Date. In other words, for each Participating Partner, the number of Shares received will be calculated, as of the Valuation Date, by dividing the amount of the Partner's positive capital account by the sum of all of the other Participating Partners' capital accounts, and multiplying that quotient by the total number of Shares received by the Partnership in the Exchange.

         In addition to approval by the Partners, as described below in "The Proposals," certain other conditions must be satisfied before the Exchange will be consummated, including the rendering by counsel to the Partnership of an opinion with respect to the tax consequences of the Exchange to the Partnership and to the Fund. Such opinion will be based upon certain facts, assumptions and representations from the Parties.

         The General Partner and the Trust propose to consummate the Exchange on or about June 1, 1998. The

Exchange could, however, be delayed for regulatory or other reasons.

         Before the Exchange, the Fund will issue a nominal number of Shares to Forum Administrative Services, LLC
("FAS"), the Fund's sponsor, which will vote those Shares for the approval of the Investment Advisory Agreement between the Fund and the General Partner, appointing the General Partner as the Fund's investment adviser effective immediately after consummation of the Exchange.

         Upon consummation of the Exchange and the Share Distribution, the only shareholders of the Fund will be FAS and the Participating Partners. As soon as is practicable thereafter, additional Shares will be available for purchase and redemption by Limited Partners as well as by other investors. Limited Partners that do not want to remain invested in the Fund will be able to redeem their Shares beginning on the Business Day next following the Exchange, in the same manner as any other Shareholder pursuant to the redemption procedures set forth in Appendix A. See "Part I
- Comparison of the Partnership to the Fund - Purchases and
Redemptions."

                       THE PROPOSALS

         In order the effectuate the Conversion, the General
Partner is soliciting the Limited Partners' written consent to two related proposals, as described below.

         Proposal 1: Amendments to the Partnership
Agreement.    The Global Value Limited Partnership Amended
and Restated Agreement of Limited Partnership dated as of January 1, 1996 (the "Current Partnership Agreement") does not expressly contemplate a conversion of the Partnership into a registered investment company. Proposal 1 is to make certain amendments to the Current Partnership Agreement expressly authorizing the General Partner, subject to Limited Partner approval, to effectuate the transactions comprising the Conversion (the "Amendments"). Section 3.1 ("Management and Control") of the Partnership Agreement, which expressly authorizes the General Partner to perform certain acts on behalf of the Partnership, is proposed to be amended to expressly authorize the General Partner to effectuate the conversion by re-designating Subsection 3.1(i) in the Partnership Agreement as Subsection "3.1(j)" and adding before that Subsection 3.1(j) a new Subsection 3.1(i) as follows:

              (i)  to convert the Partnership into a
registered open-end management investment company (a "Fund") by transferring substantially all of the assets of the Partnership to a Fund in exchange for shares of beneficial interest in that Fund, distributing those Fund shares to the Partners of record as of the end of the last preceding Accounting Period pro rata in proportion to their positive capital accounts, and then dissolving and terminating the Partnership pursuant to Article 14, all upon the vote of such Limited Partners as specified in Section 14.2; and

         Section 8.1  ("General Partner May Authorize
Distributions") is proposed to be amended by revising the first sentence of that section (the bold language is new) as follows:

         8.1  General Partner May Authorize Distributions.
The amount of any distribution to be made to the Partners, except distributions made pursuant to Section 3.1(i), shall be determined in the sole discretion of the General Partner within 90 days after the close of each Fiscal Year.

         Section 8.3 ("Payment of Distributions") is proposed to be amended by revising the first sentence of that section (the bold language is new) as follows:

         8.3 Payment of Distributions. Distributions, if any, other than distributions upon termination and winding up of the Partnership shall be made in the same proportion as the allocations of profits and losses of the Partnership pursuant to Section 7.3 and, except for distributions made pursuant to Subsection 3.1(i), shall be paid to one or more Partners within 90 days after the close of the Fiscal Year.

         The Partnership Agreement may be amended by the General Partner with the written consent of the Limited
Partners holding at least two-thirds of the amount of Partnership Interest at the most recent fiscal quarter end.
The General Partner is seeking the written consent of the Limited Partners to made the Amendments, effective May 29,
1998.

         Proposal 2: Approval of the Conversion. Assuming approval of Proposal 1, the General Partner may, pursuant to the New Partnership Agreement, effectuate the Conversion upon the written consent, as of the most recent fiscal quarter end, of the General Partner and of the Limited Partners holding at least two-thirds of the Partnership Interests in amount and constituting at least two-thirds of the Limited Partners in number. Accordingly, the General Partner is seeking the written consent of the Limited Partners for the Conversion, which consists of the Exchange, the Share Distribution and the Liquidation. The General

Partner intends to give its written consent to the Conversion.

                  SECURITIES TO BE ISSUED

         The Trust has an unlimited number of authorized shares of beneficial interest. The Board of Trustees of the Trust may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series ("Series") and may in the future divide the Series into two or more classes of shares. The Fund is a newly created separate Series. Currently, the authorized shares of the Trust are divided into 23 separate Series (including the Fund).

         Each share of each of the separate Series
(including the Fund) and each class of those shares, as applicable, has dividend, distribution, liquidation and voting rights equal to other shares of the Trust and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each Series or class (and certain other expenses such as transfer agency and administration expenses) are borne solely by shares of that Series or class, and other expenses in the future may be borne by those shares.

         Each Series (including the Fund) or class votes separately with respect to matters for which separate series or class voting is required or appropriate under applicable law. Generally, shares are voted in the aggregate without reference to a particular Series or class. If the matter affects only one Series or class or voting by Series or class is required by law, however, shares will be voted separately by Series or class, as appropriate.

         Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that Shareholder meetings will be held with respect to the Fund only when specifically required by federal or state law.
Shareholders (and Trustees) have available certain procedures for the removal of Trustees.

         There are no conversion or preemptive rights in connection with the Shares. All Shares are fully paid and non-assessable. The Shares are redeemable (at the net asset value per Share next-determined after receipt of a redemption order in proper form) at the option of the Shareholders. A Shareholder is entitled to a pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming Shares, receives the portion of the Fund's net assets represented by those redeemed Shares.

From time to time, certain Shareholders may own a large percentage of Shares. Accordingly, those Shareholders may be able to significantly affect (if not determine) the outcome of a Shareholder vote.

              ADVANTAGES TO FUND SHAREHOLDERS

         Shares are more liquid than Partnership Interests and investments in the Fund are more flexible than investments in the Partnership for several reasons. First, Shares may be purchased on any Business Day without a sales charge. Subscriptions for Partnership Interests, in contrast, require the consent of the General Partner. Second, Shares may be redeemed on any Business Day without a redemption fee. Partnership Interests, in contrast, may be redeemed (by a Partner making a withdrawal from its positive capital account) quarterly, upon proper advance notice to the Partnership, and with the potential imposition of a withdrawal fee of 1/2 of 1% of the amount withdrawn. Third, Shareholders will be able to shift investments between the Fund and another Series of the Trust by exchanging their Shares for shares of Daily Assets Treasury Fund, a Series that is a money market fund. See "Part I - Exchanges" in Appendix A. Fourth, Shares are transferable and Partnership Interests are nontransferable. Finally, although the Fund is anticipated to have higher initial expenses than the Partnership due to increased regulatory requirements, the possibility exists that, because the Fund will be publicly offered, lower per Share expenses may be achieved through economies of scale as the Fund's fixed expenses are spread over a larger number of investors. The Partnership, however, is limited to one hundred investors.

         In addition, the Form 1099 tax reporting forms that the Fund will issue to its Shareholders are considerably more simple than the complex Schedule K-1s issued by the Partnership. Furthermore, the 1099s will be issued earlier in the year than the K-1s.

     FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION

         The Exchange is conditioned upon the receipt by the Parties of an opinion by Dechert Price & Rhoads, counsel to the Partnership, substantially to the effect that, based upon certain facts, assumptions, and representations, the Exchange constitutes a tax free exchange to the Fund and the Partnership for federal income tax purposes.

         That opinion is not binding on the Internal Revenue Service or the courts. Moreover, the conclusions reached in that opinion are based upon current law and authorities, all of which are subject to change. Any such change may be retroactive.

         If any of the assets transferred by the Partnership to the Fund in the Exchange are debt securities that were purchased by the Partnership at a discount, such transfer could result in the recognition of income to the Partnership in an amount equal to the accrued market discount on those securities at the time of the Exchange. It is expected that none of the assets transferred will be debt securities with accrued market discount and that if any are, the amount of that accrued market discount will be minimal.

         The Conversion should have the following income tax consequences to Limited Partners that participate in the
Exchange: (i) a Limited Partner's basis for its Shares generally will be equal to the Limited Partner's adjusted basis of its former Partnership Interest minus the amount of cash, if any, received pursuant to the liquidation of its Partnership Interest (Code Section 732(b)); (ii) a Limited Partner's holding period with respect to its Shares generally will include the Partnership's holding period of such Shares (Code Section 735(b)); and (iii) the distribution of the Shares from the Partnership to a Limited Partner, which will be in liquidation of its Partnership Interest, generally will not cause taxable gain or loss to be recognized by the Limited Partner, although gain may be recognized if any cash actually distributed or deemed to be distributed (a partner will be deemed to have received a cash distribution equal to its allocable share of Partnership liabilities assumed by the Fund) exceeds the Limited Partner's adjusted basis in its Partnership Interest (Code Section 731(a)). The General Partner does not expect that any Limited Partner will receive cash in excess of its basis in its Partnership Interest.

         Each Limited Partner must include in taxable income for its tax year its share of Partnership income for any Partnership tax year that ends with or within that Limited Partner's tax year. Consequently, because the Partnership's current tax year will end when the Partnership terminates, if a taxable Limited Partner is not a calendar year taxpayer, the Conversion could cause such a Limited Partner to pay taxes on Partnership income sooner than it otherwise would have paid those taxes.

         The discussion contained herein is general in nature and is not intended as tax advice. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to specific taxpayers in light of their particular circumstances.

Limited Partners should consult their own tax advisers regarding the tax consequences of the Exchange to them, including federal, state, local and, if applicable, foreign tax consequences.

                   ERISA CONSIDERATIONS

         Assets of the Partnership may be deemed to be "plan assets" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Department of Labor rules promulgated thereunder. As a result, the General Partner may be deemed to be a fiduciary under ERISA with respect to Limited Partners that are employee benefit plans subject to ERISA or section 4975 of the Code ("Qualified Plans").

         Certain transactions involving plan assets are prohibited under ERISA unless an exemption is available.
Because the Conversion may be viewed as such a prohibited transaction, the Conversion will be effected in accordance with Prohibited Transaction Exemption 97-41 (PTE "97-41"), issued by the Pension and Welfare Benefits Administration, Department of Labor. PTE 97-41 provides an exemption for certain otherwise prohibited transactions, including a transaction in which a Qualified Plan acquires shares of an open-end management investment company (a "fund") through a transfer of plan from a pooled investment vehicle, such as the Partnership, to a fund where the same entity serves as the investment adviser to the transferor and transferee.

         The exemption requires, among other things, (i) that the assets be valued in accordance with Rule 17a-7 under the l940 Act and (ii) that certain information and disclosure is provided to each Qualified Plan and that an independent plan fiduciary for each Qualified Plan approves the transaction. Each fiduciary of a Qualified Plan should consult its legal adviser concerning the ERISA and other considerations discussed above before voting on each of the Proposals.

         COMPARISON OF THE PARTNERSHIP TO THE FUND

         Distributions. The General Partner has the sole authority to determine whether the Partnership will make a distribution and if so, the amount of that distribution and whether it will be in cash or in kind. Any such distribution will be paid within 90 days of the close of the Partnership's fiscal year to which the distribution relates, and is payable to each Partner in the same proportion as allocations of profits and losses.

         In contrast to the Partnership, dividends representing the net investment income of the Fund are declared and paid at least annually. In addition, any net capital gain realized by the Fund is distributed annually. Shareholders may choose either to have all distributions paid in cash, to have all distributions reinvested in additional Shares, or to have dividends of net investment income paid in cash and distributions of net capital gain reinvested in additional Shares. All dividends and other distributions are automatically reinvested in additional Shares unless a Shareholder elects otherwise. See "Part I - Dividends and Tax Matters" in Appendix A.

         Reinvested dividends of net income will be reinvested at the Fund's net asset value per Share as of the last day of the period with respect to which the dividends are paid. Reinvested distributions of net capital gain will be reinvested at the net asset value per Share of the Fund on the payment date for that distribution.

         Fund dividends and distributions will be recognized by Shareholders for federal income tax purposes regardless of whether those dividends and distributions are reinvested. See "Part I - Dividends and Tax Matters" in Appendix A.

         Purchases and Redemptions. As mentioned above, Partnership Interests generally are offered in minimum initial subscription amounts of $100,000 and additional capital contributions generally may be made in minimum amounts of $25,000, although each minimum amount may be increased at the discretion of the General Partner. In contrast, Shares may be purchased with a minimum initial investment of $2,500 and additional investments of at least $250, and may be purchased by an investor either directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in the Shares are effected through a transfer agent, which accepts orders for purchases and redemptions from Shareholders of record and from new investors. Shares may be purchased without a sales charge at their net asset value next-determined after receipt of a purchase order in proper form on any Business Day. Subscriptions for the Partnership Interests, in contrast, can only be made upon the approval of the General Partner.

         A Limited Partner may withdraw all or any part of its positive capital account in the Partnership as of the last day of any fiscal quarter. Such a Limited Partner must give written notice to the Partnership at least 30 days before the date of that fiscal quarter end. Payments for withdrawals will be made by the Partnership no later than fifteen Business Days after the effective date of the withdrawal and a fee may be imposed as described below in "Advisory Fees and Other Expenses."

         The Fund, in contrast, will redeem Shares at their net asset value next-determined following receipt of a redemption order in proper form on any Business Day. There is no redemption charge, no minimum period of investment, and no limit on the frequency of redemptions. Normally, redemption proceeds are paid immediately and, in any event, within seven days, following receipt of a redemption order by the Fund's transfer agent. See "Part I - Purchases and
Redemptions of Shares" in Appendix A.

         Federal Income Tax Status. The Fund intends to qualify each fiscal year to be taxed as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund generally will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its Shareholders in accordance with the applicable provisions of the Code. The Fund intends to distribute all of its net income and net capital gains each year. Accordingly, the Fund should thereby avoid all federal income and excise taxes.

         Dividends paid by the Fund out of its net investment income (including realized net short term capital gain) are taxable to the Shareholders as ordinary income. Two different tax rates apply to net capital gain - that is, the excess of net gain from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gain on capital assets held for more than one year but not more than 18 months ("mid-term gain"), and a second rate (generally 20%) applies to the balance of such net capital gain ("adjusted net capital gain"). Distributions of net capital gain will be treated in the hands of Shareholders as mid-term gain to the extent designated by the Fund as deriving from net gain from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gain, regardless of how long a Shareholder has held Shares in the Fund. A portion of the Fund's dividends may qualify for the dividends received deduction available to corporations.

         If a Shareholder holds Shares for six months or less and during that period receives a distribution of net capital gain, any loss realized on the sale of the Shareholder's Shares during that six-month period would be deemed a long-term capital loss to the extent of the distribution.

         Any dividend or distribution received by a Shareholder on the Shares will have the effect of reducing the net asset value of the Shareholder's Shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of Shares by a Shareholder, although in effect a return of capital to that particular Shareholder, would be taxable to the Shareholder as described above.

         Investment income received by the Fund from sources outside the United States may be subject to foreign income or other taxes. Under certain circumstances, Shareholders will be notified of their share of those taxes and will be required to include that amount as income. In that event, the Shareholder may be entitled to claim a credit or deduction for those taxes.

         The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a non-corporate Shareholder unless the Shareholder has certified in writing that the social security or tax identification number provided is correct and that the Shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.

         Reports containing appropriate information with respect to the federal income tax status of the Fund's dividends and distributions paid during the year will be mailed to Shareholders shortly after the close of each year.

         For additional information regarding the federal income tax consequences of an investment in the Fund, see
"Part I - Dividends and Tax Matters" and "Part II - Tax
Matters" in Appendix A.

         Rights of Holders. The rights of Limited Partners in the Partnership are determined by the Current Partnership Agreement and by the Massachusetts Uniform Limited Partnership Act (the "Partnership Act"). The General Partner is exclusively responsible for the management of the Partnership and has full authority to manage the Partnership affairs within the framework established by the Current Partnership Agreement and by the Partnership Act. In general, the Limited Partners are not permitted to participate in the management of the Partnership and they have very limited voting rights. For further details regarding those rights, see the Current Partnership Agreement.

         Limited Partners that participate in the Conversion will become shareholders in the Fund, which is a Delaware business trust. As such, they will have certain rights granted under the Trust's Declaration of Trust and under Delaware law. See "Securities To Be Issued" above, and "Part I - Management" in Appendix A. In addition, because the Trust is registered under the 1940 Act, Shareholders will have certain rights granted under the federal securities laws.

         Advisory Relationships and Management.  The
Conversion will not substantially affect the day-to-day portfolio management of the Partnership's assets because the General Partner serves as investment adviser to the Partnership and will do so for the Fund. It is expected that the same personnel who manage the Partnership investments will manage the Fund investments. Moreover, the General Partner will employ a basic investment strategy on behalf of the Fund that is substantially the same as that employed on behalf of the Partnership.

         In terms of overall management, however, the Fund is somewhat different from the Partnership in that the Fund is a Series of a business trust that is a registered management investment company. Accordingly, the Fund is subject to more federal regulations than the Partnership.
In addition, and more importantly, key policy decisions affecting the Fund are made by the Fund's Board of Trustees. For example, the Board, in its discretion, may terminate the advisory contract with its investment adviser. See "Part II
- Management" in Appendix A. The Partnership, in contrast, is managed exclusively by the General Partner.

         Investment Restrictions. Although the Fund will follow a basic investment strategy that is substantially the same as that followed by the Partnership, certain secondary investment techniques and certain investment restrictions differ between the Partnership and the Fund.

         In particular, the Fund, unlike the Partnership, may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer or (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer. Additionally, the Fund, unlike the Partnership, may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in securities or issuers conducting their principal business activities in the same industry. The Fund may not invest more than 15% of its assets in illiquid securities, including repurchase agreements and other securities not entitling the Fund to payment of principal within seven days. The Fund may borrow money up to 33 1/3% of the Fund's total assets. The Fund may engage in leveraged transactions, such as reverse purchase agreements, short sales, securities lending and the purchase of securities on a when-issued or firm commitment basis, as long as the Fund limits the risks associated with certain of these transactions by maintaining a segregated account of cash and securities in accordance with Commission guidelines.

         In general, the Partnership has fewer investment restrictions than the Fund, although with respect to a particular type of portfolio security or investment technique, the Partnership may face narrower limitations. The Partnership is not required to maintain a diversified portfolio although it currently holds a diversified portfolio. The Partnership is not limited to any specific dollar amount or percentage of the securities of a single issuer except as limited by the terms of a particular offering. The Partnership does not, however, invest more than 10% of the value of its net assets in securities for which no public market exists at the time of the investment. Additionally, although the Partnership may use leverage, it borrows only to provide additional funds for portfolio investments to the extent that those borrowings are outstanding for 90 or fewer days.

                      CAPITALIZATION

         The following table shows (i) the capitalization each of the Partnership and the Fund at December 31, 1997, the Partnership's most recent fiscal year end, and (ii) the pro forma combined capitalization of the Partnership and the
Fund:

                    Fund           Pro Forma        Pro Forma    Pro Forma
Partnership      Initial Net       Combined          Shares        Fund
Net Assets         Assets         Net Assets       Outstanding     NAV/
  (000's)          (000's)          (000's)          (000's)       Share
___________      __________       __________       __________   __________

  $18,353            $0             18,353            1,835      $10/share

                      FINANCIAL INFORMATION

         Appendix C contains recent historical financial information with respect to the Partnership, as well as certain pro forma financial information with respect to the Fund.

                ADVISORY FEES AND OTHER EXPENSES

         The following tables show the fees for the Partnership and the Fund, including pro forma fees. The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in the Partnership or the Fund will bear directly and indirectly.

Transaction Expenses.
                             Partnership                Fund
Redemption Fees
(as a % of amount            0.50                       0.00
redeemed)

         Transaction Expenses. The Partnership may impose a redemption charge. A Limited Partner may voluntarily withdraw all or part of its capital account at the end of any fiscal quarter upon thirty (30) days' prior written notice. In the event of such withdrawal, the withdrawing Limited Partner incurs a redemption charge of 1/2 of 1% applied to and reducing the amount of that withdrawal. That redemption charge may be waived, however, by the General Partner. The Fund, in contrast, does not impose any sales or transaction charges in connection with the purchase or redemption of Shares.

    Annual Operating Expenses.
    (as a percentage of average net assets
    after any applicable waivers
    except as otherwise indicated)

                                        Partnership     Fund
                                                     (pro forma)
Management Fees                                1.00      1.00
12b-1 Fees                                     0.00      0.00

Other Expenses                                 0.35      0.75
______________                             _________  _________
Total Fund Operating Expenses                  1.35      1.75


         Partnership Annual Operating Expenses. The amounts of the management fees are based on quarterly charges that have been annualized to conform to the requirements of this registration statement. As compensation for management of the Partnership, for each quarter of the Partnership's fiscal year, the General

Partner receives a fee equal in the aggregate to the greater of either 1/4 of 1% of the net portfolio value of the Partnership as of the end of that quarter, or $10,000, payable as soon as practicable after the end of that quarter. Other Expenses include custody, auditing, accounting and legal fees.

         Fund Annual Operating Expenses. The amounts of the fees and expenses are based on anticipated amounts projected for the Fund's first fiscal year ending May 31, 1999. The Fund's investment adviser (the "Adviser") has determined voluntarily to cap advisory fees or to reimburse expenses so that Total Fund Operating Expenses through May 31, 1999 will not exceed 1.75%. Absent fee waivers during the year, the Investment Advisory Fees and Total Fund Operating Expenses are expected to be 1.0000% and 1.7515%, respectively. Fee waivers are voluntary and may be reduced or eliminated at any time. For a further description of the various costs and expenses incurred in the Fund's operation, see "Part I - Expenses of Investing In The Fund" in Appendix A.

         Hypothetical Examples. The following are hypothetical examples that illustrate the dollar amount of expenses an investor in each of the Partnership and the Fund would pay based upon certain assumptions. The examples assume a $1,000 investment, and a 5% annual rate of return. The examples assume, further, in the case of the Partnership, no distributions and full withdrawal (without a fee waiver) at the end of each period, and in the case of the Fund, reinvestment of all dividends and distributions, and full redemption at the end of each period.
                         1 Year   3 Years  5 Years   10 Years

Partnership              $ 14     $ 43     $ 74      $ 162

Fund                     $ 18     $ 55     N/A       N/A


         For the Partnership, the example is based upon the expenses for the fiscal year ended December 31, 1997. For the Fund, the example is based upon the estimated expenses listed in "Annual Operating Expenses" above.

         The 5% annual return is not a prediction of and does not represent either the Partnership's or the Fund's projected returns. The example should not be considered a representation of past or future expenses or return for either the Partnership, or the Fund, or both. Actual expenses and return may be greater or less than indicated.

                EXPENSES OF THE CONVERSION

         Each party will pay its own expenses incurred in connection with the Conversion.

         This means that the Partnership will pay all of the costs it incurs in connection with the Conversion, including the costs associated with soliciting the written consent of the Limited Partners to the Amendments and to the Conversion.

         The Fund will pay certain expenses connected with the organization and start-up of the Fund. Those expenses will be amortized over a 60-month period and accordingly, it is expected that those costs will be borne, indirectly, by former Limited Partners and new Shareholders. If the Fund does not grow as expected, those costs could be borne primarily by Limited Partners that remain in the Fund as Shareholders.

                    VOTING INFORMATION

         Voting Procedure. As described in "The Proposals" above, the General Partner is soliciting the Limited Partners' written consent to (i) the Amendments and (ii) the Conversion. Limited Partners of record on March 31, 1998 (the "Record Date"), the end of the Partnership's most recent fiscal quarter end, are entitled to vote.

         In order to approve the Amendments, the written consent of the Limited Partners holding at least two-thirds of the Partnership Interests in amount, as of the Record Date, is required. The General Partner, which has proposed the Amendments, recommends that the Limited Partners approve the Amendments.

         In order to approve the Conversion, the written consent of the General Partner, and the written consent of the Limited Partners holding at least two-thirds of the Partnership Interests in amount and constituting at least two-thirds of the Limited Partners in number, as of the Record Date, are required. The General Partner intends to provide its written consent pursuant to the Plan.

         The Consent Form that is enclosed with this Proxy Statement/Prospectus (the "Consent Form") may be used by the Limited Partners to vote on the Amendments and on the Conversion. A Limited Partner should indicate separately
(i) whether it approves, disapproves, or abstains from approving or disapproving the Amendments by checking the appropriate box on the Consent Form, and (ii) whether it approves, disapproves, or abstains from approving or disapproving the Conversion by checking the appropriate box on the Consent Form, signing and dating the Consent Form, and returning it to the Partnership in the enclosed postage-paid envelope. A Limited Partner also may approve or disapprove of the Amendments or Conversion by returning an alternative written instrument that clearly identifies the Limited Partner, sets forth the Limited Partner's decision with respect to the Amendments and the Conversion, and is signed and dated by the Limited Partner (a "Suitable Alternative"). To be counted, a Consent Form or Suitable Alternative must be received by the Partnership on or before May 29, 1998. A Limited Partner that does not return the Consent Form or a Suitable Alternative by that date will be treated as not having provided its written consent for both the Amendments and the Conversion.

         To change a vote after returning a Consent Form or Suitable Alternative to the Partnership, a Limited Partner must provide the Partnership with a written statement identifying the Limited Partner and stating that the Limited Partner, as a Limited Partner in Global Value Limited Partnership, (i) revokes its prior decisions as set forth in the previously returned Consent Form or Suitable Alternative and, (ii) for each of Proposal 1 (to make the Amendments) and Proposal 2 (to effectuate the Conversion), gives, does not give, or abstains from giving its consent to the proposal (a "Revocation Letter"). Any such Revocation Letter must be received by the Partnership on or before May 29, 1998.

         If the Amendments and the Conversion are approved by the Limited Partners, each Limited Partner will be treated as a Participating Partner. As a Participating Partner, each Limited Partner will receive Shares in the Conversion. Those Partners that prefer not to invest in the Fund may redeem their Shares on the Business Day next following the Exchange in accordance with the redemption procedures provided in "Part I - Purchases and Redemptions of Shares" of Appendix A.

         Control. The General Partner may be deemed to control the Partnership. In addition, two persons own beneficially 5 percent or more of the Partnership Interests. Mr. David Solomon, 60 Health Hill, Brookline, MA 02416 owns approximately 9.72% of the Partnership Interests and is expected to own approximately the same percentage of Shares immediately after the Share Distribution. Dr. Audrey A. Lewis, 10 Rogers Street, 806, Cambridge, MA 02412, owns approximately 5.76% of the Partnership Interests and is expected to own approximately the same percentage of Shares after the Share Distribution.

         Prior to the Exchange, the Fund will issue a nominal number of Shares to FAS so that it may approve the Fund's Investment Advisory Agreement, as described above in "The Conversion." Subsequent to that issuance, as the sole holder of the initial Shares outstanding, FAS may be deemed to control the Fund. FAS is located at Two Portland Square, Portland, ME 04101. Upon completion of the Exchange, FAS will own a nominal amount of the Shares. The officers and trustees of the Trust owns less than one percent of the outstanding shares of beneficial interest of the Trust.

          INTEREST OF CERTAIN PERSONS AND EXPERTS

         No affiliated persons of the Trust have a material interest, direct or indirect, in the Conversion.

         No expert named in this Proxy Statement/Prospectus as having prepared or certified any part thereof had at the time of such preparation or certification, has at present, or will have as a result of the Conversion, an interest in or a connection with the Fund.

         LEGAL MATTERS RELATING TO THE CONVERSION

         Dechert Price & Rhoads is acting as counsel for the Partnership and Seward & Kissel is acting as counsel for the Trust.

         Neither Dechert Price & Rhoads nor Seward & Kissel should be deemed to represent the Limited Partners or the Shareholders in connection with the Conversion, or any related transactions, or both.

                   FINANCIAL STATEMENTS

         Audited financial statements of the Partnership, which are included in Appendix C, have been examined by Coopers & Lybrand, L.L.P.

                                       APPENDIX A

                             PART I

                 INFORMATION REGARDING THE FUND


1.       SUMMARY

Investment Objective and Policies

         The Fund's investment objective is to seek capital appreciation. The Fund seeks its objective by investing primarily in a portfolio of equity securities of issuers worldwide. See "Investment Objective and Policies."

Management

         Polaris Capital Management, Inc. (the "Adviser") is the Fund's investment adviser and makes investment decisions for the Fund. Forum Financial Services, Inc. ("FFSI") distributes the Fund's shares, and Forum Administrative Services, LLC ("FAdS") administers the Fund. See "Management."

Purchases and Redemptions

         Fund shares are offered at the next-determined net asset value without a sales charge to investors who plan to invest a minimum of $2,500 in the Fund. Fund shares may be redeemed from the Fund without charge at their next-determined net asset value. See "Purchases and Redemptions of Shares."

Dividends

         Dividends representing the net investment income of the Fund are declared and paid at least annually. Any net capital gain realized by the Fund also is distributed annually. Dividends and distributions are reinvested in additional Fund shares unless a shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

Certain Risk Factors

         There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. The Fund invests in the securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investment in domestic securities. See

"Investment Policies -- Foreign Securities." The Fund also may use leverage, which involves special risks and may involve speculative investment techniques. See "Additional Investment Policies - Techniques Involving Leverage." In addition, the futures and options strategies in which the Fund may engage involve additional risks. See "Additional Investment Policies -- Futures and Options." The Fund is not intended to provide a complete or balanced investment program for all investors. The Adviser has no prior experience in advising mutual funds.

2.       PERFORMANCE INFORMATION

         The Fund's performance may be quoted in advertising in terms of yield or total return. Performance calculations are based on the Fund's historical results and are not intended to indicate future performance. Yield is a way of showing the rate of income earned on the Fund's investments as a percentage of the Fund's share price. To calculate yield, the interest income the Fund has earned from its portfolio of investments for a 30-day period (net of expenses) is divided by the average number of shares entitled to receive dividends and expressed the result as an annualized percentage rate based on the Fund's share price at the beginning of the period. Total return shows the Fund's overall change in value, including changes in share price and assuming all the Fund's distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that these returns are not the same as actual year-by-year returns. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

         The Fund's advertisements may refer to ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or CDA/Weisenberger. In addition, the Fund's performance may be compared to recognized indices or market performance. Comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

3.       INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE

         The Fund's investment objective is to seek capital appreciation. The Fund seeks its objective by investing primarily in a portfolio of equity securities of issuers worldwide. There is, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

         The Adviser believes that companies exist to generate cash flows for their owners and that the stocks of companies with undervalued streams of sustainable cash flows will perform better than other stocks. The Adviser uses a unique three step process to identify these stocks.

- The Adviser first ranks attractively valued countries and industries by employing proprietary investment techniques to evaluate data such as cash flow and interest rates.

- Next, the Adviser regularly screens its database of more than 16,000 companies to produce a list of approximately 500 companies that appear to have the greatest potential for undervalued streams of sustainable cash flow and undervalued assets.

- Finally, the Adviser conducts rigorous fundamental research on the remaining 500 companies to select the 250 companies to be included on the Adviser's "watch list" and to select the stocks of 50 to 100 companies to purchase for the Fund from the watch list.

Initial investments in the stocks purchased typically are evenly weighted but will not necessarily remain so because some stocks may appreciate more rapidly than others. The Adviser generally holds investments for three to five years. The Adviser may sell and replace an investment in a company when the company, in the Adviser's opinion, is valued less attractively than other companies on the Adviser's watch-list.

         Common Stock. Common stock represents a share of ownership in a company, and usually carries voting rights and may earn dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors and, if applicable, preferred stockholders, are paid. Dividends on common stock are declared at the discretion of the issuer. Historically, common stocks have provided greater long-term returns and entailed greater short-term risks than other investment choices. The market value of all securities, including common stock, is based on the market's perception of value and not necessarily the book value of an issuer or other objective measure of the issuer's worth.

         Foreign Securities. The Fund invests in the securities of foreign issuers, including issuers located in countries with emerging capital markets. These investments involve certain risks, such as exchange-rate fluctuations, political or economic instability of the issuer or the country of issue and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations denominated in U.S. dollars. Foreign securities and their markets may not be as liquid as domestic securities and their markets, and foreign brokerage commissions and custody fees are generally higher than those in the United States.

         While the Adviser currently intends to invest the Fund's assets in issuers located in at least 5 countries, there is no limit on the amount of the Fund's assets that may be invested in issuers located in any one country or region. To the extent that the Fund has concentrated its investments in issuers located in a single country or region, the Fund is more susceptible to factors adversely affecting the economy of that country or region than if the Fund were invested in a more geographically diverse portfolio.

         In addition, issuers of securities in foreign jurisdictions generally are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Securities registration, custody and settlements may in some instances be subject to delays and to legal and administrative uncertainties. To the extent that the Fund invests a portion of its assets in a particular region of the world, an investment in the Fund will be subject to certain risks to the extent that the economies and markets in a region are interrelated and are adversely affected in a similar manner by political, economic, and other events.

         Issuers of securities located in emerging markets may be especially susceptible to the risks set forth above with respect to foreign investments because the risks of political and economic instability are generally greater in emerging market countries, government supervision and regulation of exchanges and brokers in emerging market countries is frequently less extensive than in countries with developed markets and the securities markets in emerging market countries tend to be relatively small, with the majority of market-capitalization and trading volume concentrated in a limited number of companies representing a limited number of industries.

         The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

         The Fund's investments that are denominated in foreign currencies will be adversely affected by any decrease in the value of those currencies relative to the U.S. dollar. These changes will affect the Fund's net assets, distributions and income. Currently, it is not the Adviser's policy to hedge the foreign currency exposure associated with foreign investments.
In the future, however, the Fund may use foreign currency forward contracts, foreign currency options, foreign currency futures contracts and options on those futures contracts to hedge against uncertainty in the level of foreign exchange rates. See "Part II
- Certain Additional Information About the Fund" for descriptions of these hedging practices.

ADDITIONAL INVESTMENT POLICIES

         The Fund's investment objective and fundamental investment limitations, as described in Part II, may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Fund are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. A further description of the Fund's investment policies is contained in Part II.

         Borrowing. As a fundamental policy, the Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets. For purposes of this limitation, the following are not subject to this limitation to the extent they are fully collateralized:
(1) the delayed delivery of purchase securities (such as the purchase of when-issued securities), (2) reverse repurchase agreements and (3) dollar-roll transactions.

         Borrowing involves special risk considerations.
Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. The use of these techniques in connection with a segregated account may result in the Fund's assets being 100 percent leveraged. See "Additional Investment Policies - Techniques Involving Leverage."

         Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements and other securities not entitling the Fund to the payment of principal within seven days. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

         Repurchase Agreements and Lending of Portfolio Securities. The Fund may seek additional income by entering into repurchase agreements or by lending securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Fund might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed- upon price on an agreed upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. Securities loans must be continuously secured by cash or securities issued or guaranteed as to principal and interest by the United States Government or by any of its agencies, instrumentalities or government-sponsored enterprises ("U.S. Government Securities") with a market value, determined daily, at least equal to the value of the Fund's securities loaned. When the Fund lends a security, it receives income from the borrower or from investing cash collateral. The Trust's custodian maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest and which consists of the types of securities in which the Fund may invest directly. The Fund may pay fees to arrange securities loans. The Fund will not lend portfolio securities in excess of 50% of the value of the Fund's total assets.

         Diversification and Concentration. The Fund is diversified, as that term is defined in the Investment Company Act of 1940 (the "Investment Company Act"). The Fund may, not, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or
(ii) the Fund would own more than l0% of the outstanding voting securities of any single issuer.

         As a fundamental policy, the Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities or securities of other regulated investment companies. The Fund reserves the right to seek to achieve its investment objective by investing up to 100% of its investable assets in one or more investment companies.

         Warrants. The Fund may invest in warrants, which provide the holder the right to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Warrants are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them and the prices of warrants do not necessarily correlate with the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 5% of the value of its total assets.

         Short Sales.   The Fund may make short sales of
securities that it does not own or have the right to acquire in anticipation of a decline in the market price for the security. When the Fund makes a short sale, the proceeds that it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales.

         Purchasing Securities on Margin. When the Fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder from a bank. As a borrowing, the Fund's purchase of securities on margin is subject to the limitations and risks described in "Additional Investment Policies - Borrowing." In addition, if the value of the securities purchased on margin decreases such that the Fund's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Fund will be required to make margin payments (additional payments to the broker to maintain the level of borrowing at permissible levels). The Fund's obligation to satisfy margin calls may require the Fund to sell securities at a time when fundamental investment considerations would not favor those sales.

         Techniques Involving Leverage. Use of leveraging involves special risks and may involve speculative investment techniques. The Fund may borrow for other than temporary or emergency purposes, purchase securities on margin, sell securities short, lend its securities, enter into reverse repurchase agreements, and purchase securities on a when-issued or forward commitment basis. Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

         Leverage exists when the Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

         The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. Interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. If the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to sell securities at a time when fundamental investment considerations would not favor those sales.

         In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and securities in accordance with Securities and Exchange Commission guidelines. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

         Futures and Options. The Fund may seek to enhance returns by writing exchange-traded or over-the-counter covered call options or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. The Fund may write (sell) covered put and call options and may buy put and call options on equity securities and stock indices, such as the Standard & Poor's 500 Stock Index. In addition, the Fund may buy or sell stock index futures contracts and may write covered options and buy options on those contracts. Definitions of these instruments may be found in the Attachment to this part of Appendix A. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains liquid assets in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option.

         The Fund will not hedge more than 25% of its total assets by selling futures contracts, buying put options and writing call options. In addition, the Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets and will not purchase call options if the value of purchased call options would exceed 5% of the Fund's total assets.

         The Fund's use of options and futures contracts would subject the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities or currencies and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options, futures contracts or related options and movements in the price of the securities hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time;
(5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund.

         Convertible Securities.   The Fund may invest in
convertible securities, which are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise, but is also influenced by the value of the underlying common stock. The Fund may only invest in convertible securities that are investment grade, that is, rated "Baa" or higher by Moody's Investor Service ("Moody's") or "BBB" or higher by Standard & Poor's. The Fund may purchase unrated securities if the Adviser determines the security to be of comparable quality to a rated investment grade security. Moody's indicates that securities rated "Baa" have speculative characteristics.

         Temporary Investments. It is the general policy of the Fund to be fully invested in accordance with its investment objective and policies. However, pending investment of cash balances or if the Adviser believes that business or financial conditions warrant, the Fund may invest without limit in cash or in investment-grade cash equivalents, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; and (4) repurchase agreements covering any of the securities in which the Fund may invest directly, and, subject to the limits of the Investment Company Act, other investment companies (including affiliates of the Fund) that invest in securities in which the Fund may invest. During periods when and to the extent that the Fund is invested in cash equivalents, it will not be pursuing its investment objective.

         Year 2000 Compliance. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers to the Fund do not properly process and calculate date-related information and data from and after January 2000. The Adviser has taken steps to address the Year 2000 issue with respect to the computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. The Adviser does not anticipate that the arrival of the Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.

         Portfolio Transactions. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. This will increase the Fund's rate of turnover and will result in higher total brokerage costs for the Fund. The Adviser anticipates that the annual turnover in the Fund will not be in excess of 50%. An annual turnover rate of 50% would occur, for example, if one half of the securities in the Fund were replaced once in a period of one year.

         The Adviser has no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Consistent with its policy of obtaining the best net results, the Fund's brokerage transactions may be conducted through certain affiliates of the Adviser. The Board has adopted policies to ensure that these transactions are reasonable and fair and that the commissions charged are comparable to those charged by non-affiliated qualified broker-dealers. The Adviser may effect transactions for the Fund through brokers who sell Fund shares.

5.       MANAGEMENT

         The business of the Trust is managed under the direction of the Board. The Board formulates the general policies of the Fund and generally meets quarterly to review the results of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust.

INVESTMENT ADVISER

         Under an investment advisory agreement with the Trust, Polaris Capital Management, Inc. serves as the Fund's investment adviser. Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser receives an advisory fee that is accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

         The Adviser, which is located at 125 Summer Street, Boston, Massachusetts 02110, is registered as an investment adviser with the Securities and Exchange Commission and provides investment management services to pension plans, endowment funds and institutional and individual accounts. The Adviser has had no prior experience in advising mutual funds. As of the date of this Proxy Statement/Prospectus, the Adviser had approximately $50 million of assets under management and was controlled by Bernard R. Horn, Jr., president and chief portfolio manager of the Adviser since its organization in 1995.

         Mr. Horn has been portfolio manager of the Fund since the Fund's inception and, as such, is responsible for the day-to-day management of the Fund's portfolio. The ability of the Adviser to manage the Fund depends entirely on the services of Mr. Horn. Prior to his establishment of the Adviser, Mr. Horn was a portfolio manager and Investment Officer at MDT Advisers, Inc. Prior thereto, Mr. Horn was vice-president of Freedom Capital Management Corp. from 1990 to 1992 and the principal and founder of Horn & Company from 1980 to 1990.

ADMINISTRATION

         On behalf of the Fund, the Trust has entered into an Administration Agreement with FAdS. Under this agreement, FAdS is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay), providing the Trust with general office facilities, and providing persons satisfactory to the Board to serve as officers of the Trust. For these services, FAdS is entitled to receive a monthly fee at annual rates of 0.10% of the first $150 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $150 million, with a $40,000 minimum fee per year. FAdS, in its sole discretion, may waive all or any portion of its fees.

         FAdS, which is located at Two Portland Square, Portland, Maine 04101, was organized under Delaware law on December 29, 1995 and, as of the date of this Proxy Statement/Prospectus, FAdS and FFSI provided management, administrative and distribution services to registered investment companies and collective investment funds with assets of approximately $18 billion.

DISTRIBUTOR

         Under a Distribution Agreement, FFSI acts as the distributor of the Fund's shares. FFSI acts as the agent of the Trust in connection with the offering of Fund shares. FFSI receives no compensation for its services under the Distribution Agreement. FFSI may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. FFSI may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of Fund shares. Investors purchasing shares of the Funds through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that it may charge. FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICES PLAN

         The Trust has adopted a shareholder services plan (the "Plan") which provides that the Trust may obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this Plan, the Trust has authorized FAdS to enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

         Among the services provided by the shareholder servicing agents are: (1) aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; (2) answering customer inquiries regarding account matters; (3) assisting shareholders in designating and changing various account options; (4) transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports; (5) tabulating proxies; (6) processing dividend payments and providing subaccounting services for Fund shares held beneficially; and (7) providing such other services as the Trust or a shareholder may request.

TRANSFER AGENT AND FUND ACCOUNTANT

         The Trust has entered into a Transfer Agency Agreement with Forum Financial Corp. (the "Transfer Agent") under which the Transfer Agent acts as the Fund's transfer agent and dividend disbursing agent. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any dividends or distributions that are reinvested in additional shares. The Transfer Agent also performs other transfer agency functions and acts as dividend disbursing agent for the Trust. Forum Accounting Services, LLC ("FAcS") performs fund accounting services for the Fund, including determination of the Fund's net asset value. As of the date of this Proxy Statement/Prospectus each of FAdS, FFSI, the Transfer Agent and FAcS was controlled by John Y. Keffer, President and Chairman of the Trust.

EXPENSES OF THE TRUST

         The Fund's expenses comprise Trust expenses attributable to the Fund, which are charged to the Fund, and those not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. The Adviser, FAdS and the Transfer Agent may each elect to waive (or continue to waive) all or a portion of their fees. Fee waivers are voluntary and may be reduced or eliminated at any time. The Trust is responsible for all of its expenses, including: interest charges and taxes; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian and transfer agent; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; compensation of the Trust's trustees; compensation of the Trust's officers and employees who are not employees of the Adviser, FAdS or their respective affiliates and costs of other personnel performing services for the Trust; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; expenses incurred pursuant to state securities laws; the fees payable under the Advisory Agreement and the Administration Agreement; and any fees and expenses payable pursuant to the Plan. The Adviser has agreed to reimburse the Trust for certain of the Fund's operating expenses which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale.

6.       PURCHASES AND REDEMPTIONS OF SHARES

GENERAL

         Purchases.   Investments in the Fund may be made by an
investor either directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders.

         Fund shares may be purchased without a sales charge at their net asset value on any weekday except days when the New York Stock Exchange (the "Exchange") is closed, normally, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas (a "Business Day"). See "Other Information -- Determination of Net Asset Value."

         Fund shares are issued at a price equal to their net asset value per share next determined immediately after an order in proper form is received by the Transfer Agent. The Fund's net asset value is calculated as of the close of the Exchange (normally, 4:00 p.m., Eastern time) on each Business Day. Fund shares become entitled to receive dividends on the next Business Day after the order is accepted. The Trust and the Adviser reserve the right to reject any subscription for the purchase of Fund shares.

         Redemptions. Fund shares may be redeemed without charge on any Business Day. There is no minimum period of investment and no restriction on frequency of redemptions. Redemptions are effected at a price equal to the net asset value per share next determined following receipt by the Transfer Agent of the redemption order in proper form (and any supporting documentation that the Transfer Agent may require). Shares redeemed are not entitled to participate in dividends declared after the day on which a redemption becomes effective.

         Normally, redemption proceeds are paid immediately, but in any event within seven days, following receipt of a redemption order by the Transfer Agent. Redemption proceeds, however, are not paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing in the Fund through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder of record at his or her record address. Redemption rights may not be suspended nor may payment dates be postponed except when the Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the Securities and Exchange Commission.

         Redemption proceeds are normally paid in cash. Payments may be made wholly or partially in portfolio securities, however, if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90 day period.

         The Trust and the Transfer Agent employ reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust and Transfer Agent did not employ such procedures, either could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, these requests may be mailed or hand-delivered to the Transfer Agent.

         Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $2,500 ($2,000 for IRAs). Shareholders who wish to redeem shares by telephone or by bank wire must elect these options by properly completing the appropriate sections of their account application.

PURCHASE AND REDEMPTION PROCEDURES

         The following purchase and redemption procedures and shareholder services apply to investors who invest in the Fund directly. These investors may open an account by completing the application at the back of the Fund's Prospectus or by contacting the Transfer Agent at the address on the first page of the Fund's Prospectus. For shareholder services described in the Fund's Prospectus but not referenced on the account application or to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from the Transfer Agent.

         There is a $2,500 minimum for initial investments in the Fund and a $250 minimum for subsequent purchases, except for individual retirement accounts. See "Purchases and Redemptions of Shares -- Individual Retirement Accounts". Shareholders of record will receive from the Trust periodic statements listing account activity during a statement period.

Initial Purchase of Shares

         Mail.  Investors may send a check made payable to the
Trust along with a completed account application to the Transfer
Agent at:
                   Polaris Global Value Fund
                   Two Portland Square
                   Portland, Maine  04101

         Checks are accepted at full value subject to collection.
If a check does not clear, the purchase order will be canceled, and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or FFSI.

         Bank Wire. To make an initial investment in the Fund using the fed wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at 888-263-5594 or 207-879-0001 to obtain an account number for an initial investment. The investor should then instruct a member commercial bank to wire the money immediately to:

                   The Chase Manhattan Bank
                   New York, NY
                   ABA # 021000021
                        For Credit to:  Forum Financial Corp.
                        Account # 910-2-718187
                        Polaris Global Value Fund
                        (Investor's Name)
                        (Investor's Account Number)

         The investor should then promptly complete and mail the account application.

         Any investor planning to wire funds should instruct the bank early in the day so the wire transfer can be accomplished the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of federal funds. The Trust does not charge investors for the receipt of wire transfers.

         Through Brokers and Other Financial Institutions.
Shares may be purchased and redeemed through brokers and other financial institutions that have entered into sales agreements with FFSI. These institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Trust. The Trust is not responsible for the failure of any institution to promptly forward these requests or otherwise carry out its obligations to its customers.

         Investors who purchase shares through a financial institution may be charged a fee if they effect transactions in Fund shares through the institution and are subject to the procedures of their financial institution, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their financial institution's procedures and should read the Fund's Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase Fund shares in this manner may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. Under their arrangements with the Trust, broker-dealers are not generally required to deliver payment for purchase orders until several business days after a purchase order has been received by the Fund. Certain other institutions may also enter purchase orders with payment to follow.

         Certain shareholder services may not be available to shareholders who have purchased shares through an institution. These shareholders should contact their institution for further information. The Trust may confirm purchases and redemptions of an institution's customers directly to the institution, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the institution and its customers. The Trust is not responsible for the failure of any institution to carry out its obligations to its customers. Certain states permit Fund shares to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

Subsequent Purchases of Shares

         Subsequent purchases may be made by sending a bank wire or by mailing a check as indicated above. Shareholders using the wire system for subsequent purchases should first telephone the Fund at 888-263-5594 or the Transfer Agent at 888-263-5594 or 207-879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

         Automatic Investment. Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution that is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in a Fund monthly or quarterly. Shareholders wishing to participate in this program may obtain the applicable forms from the Transfer Agent. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

Redemption of Shares

         Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received.

         Redemption by Mail. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any share certificate that was issued to the shareholder. All share certificates submitted for redemption, and all written requests for redemption, must be endorsed by the shareholder with signature guaranteed.

         Telephone Redemption. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Fund at 888-263-5594 or the Transfer Agent at 207-879-0001. Shareholders must provide the Transfer Agent with the shareholder's account number, the exact name in which the shares are registered, and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

         Bank Wire Redemption. For redemptions of more than $10,000, a shareholder who has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by federal funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day the redemption request in proper form is received by the Transfer Agent.

         Automatic Redemptions. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds are sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution that is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

         Other Redemption Matters. To protect shareholders and the Fund against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) any endorsement on a share certificate; (2) written instruction to redeem shares whose value exceeds $50,000;
(3) instructions to change a shareholder's record name; (4) redemption in an account in which the account address or account registration has changed within the last 30 days; (5) redemption proceeds to be sent to other than the address of record, preauthorized bank account, or preauthorized brokerage firm account; (6) redemption proceeds to be paid to someone other than the record owners or to an account with a different registration; or (7) change of automatic investment or redemption, dividend election, telephone redemption option election or any other option election in connection with the shareholder's account.

         Signature guarantees may be provided by any eligible institution acceptable to the Transfer Agent, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed. A notarized signature is not sufficient.

         The Transfer Agent may deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, all distributions on the account are reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested, and the checks will be canceled.

Individual Retirement Accounts

         A single Fund should not be considered as a complete investment vehicle for the assets held in individual retirement accounts. The Fund may be a suitable investment for assets held in a traditional or Roth individual retirement account (collectively, "IRAs"). An IRA account application form may be obtained by contacting the Trust at 888-263-5594 or its Transfer Agent at 207-879-0001. For a traditional IRA, generally, all contributions are tax-deductible, and investment earnings will be tax-deferred until withdrawn. The deduction on contributions to a traditional IRA is reduced, however, if the individual or, in the case of a married individual, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels. Contributions to a Roth IRA are not tax deductible, but generally investment earnings grow tax-free. Individuals may make IRA contributions of up to a maximum of $2,000 annually. The Fund's minimum initial investment for investors opening an IRA or investing through their own IRA is $2,000, and its minimum subsequent investment is $250.

         An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $160,000.

         The foregoing discussion regarding IRAs is based on regulations in effect as of January 1, 1998 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

Exchanges

         Fund shareholders may exchange their shares for Investor shares of Daily Assets Treasury Fund (to be renamed Daily Assets Government Fund, effective May 25, 1998), another series of the Trust that is a money market fund. A prospectus for Daily Assets Treasury Fund may be obtained by contacting the Transfer Agent.

         The Trust does not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Trust reserves the right, however, to limit excessive exchanges by any shareholder and may impose a fee for excessive exchanges. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of Daily Assets Treasury Fund.

         Exchanges may only be made between identically registered accounts or by opening a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made.

         Under federal tax law, an exchange is treated as a redemption and a purchase. Accordingly, an investor may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the investor's basis in the shares at the time of the exchange transaction. Exchange procedures may be amended materially or terminated by the Trust at any time upon 60 days' notice to shareholders. See "Additional Purchase and Redemption Information" in Part II.

         Exchanges by Mail. You may make an exchange by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. You must sign all written requests for exchanges and endorse all certificates submitted for exchange with your signature guaranteed. (See "Redemption of Shares - Other Redemption Matters.")

         Exchange by Telephone. If you have elected telephone exchange privileges, you may make a telephone exchange request by calling the Transfer Agent at 888-263-5594 or 207-879-0001 and providing the account number, the exact name in which the shareholder's shares are registered and your social security or taxpayer identification number. (See "Redemption of Shares - Other Redemption Matters.")

7.       DIVIDENDS AND TAX MATTERS

DIVIDENDS

         Dividends of the Fund's net investment income are declared and paid at least annually. Any net capital gain realized by the Fund is distributed annually.

         Shareholders may choose either to have all dividends reinvested in additional Fund shares or received in cash or to have distributions of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of the Fund.

         Income dividends will be reinvested at the Fund's net asset value as of the last day of the period with respect to which the dividends are paid. Capital gain distributions will be reinvested at the net asset value of the Fund on the payment date for the distribution. All dividends and distributions are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be made more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

         Taxation of the Fund. The Fund intends to qualify each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders in accordance with the applicable provisions of the Code. The Fund intends to distribute all of its net income and net capital gains each year. Accordingly, the Fund should thereby avoid all federal income and excise taxes.

         Shareholder Tax Matters. Dividends paid by the Fund out of its net investment income (including realized net short term capital gain) are taxable to Fund shareholders as ordinary income. Two different tax rates apply to net capital gain - that is, the excess of net gain from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gain on capital assets held for more than one year but not more than 18 months ("mid-term gain"), and a second rate (generally 20%) applies to the balance of such net capital gain ("adjusted net capital gain"). Distributions of net capital gain will be treated in the hands of shareholders as mid-term gain to the extent designated by the Fund as deriving from net gain from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gain, regardless of how long a shareholder has held shares in the Fund. A portion of the Fund's dividends may qualify for the dividends received deduction available to corporations.

         If a shareholder holds shares for six months or less and during that period receives a distribution of net capital gain, any loss realized on the sale of the shareholder's shares during that six-month period would be deemed a long-term capital loss to the extent of the distribution.

         Any dividend or distribution received by a shareholder on Fund shares will have the effect of reducing the net asset value of the shareholder's shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.

         Investment income received by the Fund from sources within foreign countries may be subject to foreign income or other taxes. Under certain circumstances, shareholders will be notified of their share of these taxes and will be required to include that amount as income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.

         General. The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a non-corporate shareholder unless the shareholder has certified in writing that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.

         Reports containing appropriate information with respect to the federal income tax status of the Fund's dividends and distributions paid during the year will be mailed to shareholders shortly after the close of each year.

8.       OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

         The Trust determines the net asset value per share of the Fund as of the close of the Exchange on each Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Securities owned by the Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board. Purchases and redemptions are effected at the net asset value next determined following the receipt of any purchase or redemption order as described under "Purchases and Redemptions of Shares."

THE TRUST AND ITS SHARES

         The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest.
The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares. Currently the authorized shares of the Trust are divided into 23 separate series. The Fund reserves the right to reorganize as a separate registered investment company, as opposed to a series of the Trust, without shareholder approval. The Fund also reserves the right to invest in a master-feeder or fund-of-funds structure under the Investment Company Act or any rule or exemptive order thereunder without shareholder approval.

         Each share of each fund of the Trust and each class of shares, as applicable, has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each fund or class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is required or appropriate under applicable law. Generally, shares are voted in the aggregate without reference to a particular fund or class, except if the matter affects only one fund or class or voting by fund or class is required by law, in which case shares will be voted separately by fund or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a fund is entitled to a pro rata share of all dividends and distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

         From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. Prior to the public offering of the Fund's shares, FAdS, the holder of the initial shares of the Fund, may be deemed to control the Fund.

                           ATTACHMENT

         Options on Equity Securities (sometimes referred to as stock options) - A call option is a short-term contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer (seller) of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer (seller) of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period.

         Options on Stock Indices - A stock index assigns relative values to the stocks included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will receive and the writer will pay an amount based on the difference between the exercise price and the closing price of the stock index.

         Foreign Currency Options - A foreign currency option operates in the same manner as an option on securities. Options on foreign currencies are primarily traded in the over-the-counter markets.

         Stock Index Futures Contracts - A stock index futures contract is a bilateral agreement under which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally contracts are closed out prior to the expiration date of the contract.

         Foreign Currency Futures Contracts - A foreign currency futures contract is a bilateral agreement under which two parties agree to take or make delivery of a quantity of a foreign currency called for in a contract at a specified future time and at a specific price. Although these contracts call for delivery of or acceptance of the foreign currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

         Options on Futures Contracts - Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option in the future.









































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

                             PART II

          CERTAIN ADDITIONAL INFORMATION ABOUT THE FUND

1.       INVESTMENT POLICIES AND LIMITATIONS

         The Adviser intends to invest the Fund's assets primarily in a portfolio of equity securities of issuers located worldwide.

Investment in Foreign Securities

         While the Adviser currently intends to invest the Fund's assets in issuers located in at least 5 countries, there is no limit on the amount of the Fund's assets that may be invested in issuers located in any one country or region. To the extent that the Fund has concentrated its investments in issuers located in a country or region, the Fund is more susceptible to factors adversely affecting the economy of that country or region than if the Fund were invested in a more geographically diverse portfolio.

         Foreign securities are generally purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States, and securities of foreign companies may be less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges can be higher than negotiated commissions on United States exchanges. The Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Foreign countries may place limitations on the removal of funds or other assets of the Fund, and diplomatic developments could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, self-sufficiency of natural resources and balance of payments position.

         The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a


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

credit or deduction for U.S. federal income tax purposes for the shareholder's proportionate share of foreign taxes paid by the Fund. See "Tax Matters."

         Although the Fund values its assets daily in terms of U.S. dollars, it will not normally convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         Investors should understand that the expense ratio of the Fund can be expected to be higher than that of other investment companies investing solely in domestic securities due to, among other things, the greater cost of maintaining the custody of foreign securities and higher transaction charges, such as stamp duties and turnover taxes that may be associated with the purchase and sale of portfolio securities.

Ratings as Investment Criteria

         Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to corporate bonds, including convertible securities by Moody's and S&P is included in the Attachment to this Part of Appendix A. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

Convertible Securities

         The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants

         The Fund may invest in warrants, which provide the holder the right to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Foreign Currency Transactions

         Investments in foreign companies will usually involve currencies of foreign countries. In addition, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. Accordingly, the value of the assets of the Fund as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund normally will conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. While it is not currently the policy of the Adviser to engage in foreign currency hedging strategies, the Fund in the future may enter into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies or engage in certain other foreign currency hedging strategies set forth in "Investment Policies and Limitations -- Hedging and Option Income Strategies." A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund will not enter into these contracts for speculative purposes. These contracts involve an obligation to purchase or sell a specific currency at a specified future date, usually less than one year from the date of the contract, at a specified price. The Fund may enter into foreign currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. These contracts involve a risk of loss if the Adviser fails to predict currency values correctly. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Fund. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

         The Fund may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, the Fund may enter into forward currency contracts in connection with existing portfolio positions. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Adviser does not intend to enter into forward contracts on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to such contracts or the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

         At or before the settlement of a forward currency contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global, around-the-clock market.

         When required by applicable regulatory guidelines, the Fund will set aside cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in the prescribed amount.

Hedging and Option Income Strategies

         As discussed in Part I, the Adviser may engage in certain options and futures strategies to attempt to enhance performance or hedge the Fund's portfolio. The instruments in which the Fund may invest include: (1) options on securities, stock indices and foreign currencies; (2) stock index and foreign currency futures contracts ("futures contracts"); and (3) options on futures contracts. Use of these instruments is subject to regulation by the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which options and futures are traded, and the Commodities Futures Trading Commission (the "CFTC").

         The various strategies referred to herein and in Part I are intended to illustrate the types of strategies that are available to, and may be used by, the Adviser in managing the Fund's portfolio. No assurance can be given, however, that any strategies will succeed.

         The Fund will not use leverage in its hedging strategies. In the case of transactions entered into as a hedge, the Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. The Fund will not enter into a hedging strategy that exposes the Fund to an obligation to another party unless it owns either: (1) an offsetting ("covered") position, or (2) cash, obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") or other liquid assets with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Fund will set aside cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options Strategies

         The Fund may purchase put and call options written by others and write (sell) put and call options covering specified securities, stock index-related amounts or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency or security. The Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities.

         The Fund may purchase call options on equity securities that the Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

         The Fund may write covered call options. The Fund may write call options when the Adviser believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs. The Fund may write covered put options only to effect closing transactions.

         The Fund may purchase and write put and call options on stock indices in much the same manner as the equity security options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities which are being hedged. Stock index options are settled exclusively in cash.

Foreign Currency Options and Related Risks

         The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Options Strategies" above and "Foreign Currency Forward Transactions" which influence foreign exchange sales and investments generally.

         The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Special Characteristics and Risks of Options Trading

         The Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of a stock index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, the Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by the Fund may result in material losses to the Fund.

         (4) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

Futures Strategies

         A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, securities or currencies as called for in the contract at a specified future date and at a specified price.
For stock index futures contracts, delivery is of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the time of the contract and the close of trading of the contract.

         The Fund may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of the Fund's securities. To the extent that the Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. These purchases would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in the future.

         The Fund may purchase call options on a stock index future as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual stock, in that it can be used as a temporary substitute for a position in the stock itself. The Fund may purchase a call option on a stock index future to hedge against a market advance in stocks which the Fund planned to acquire at a future date. The Fund may also purchase put options on stock index futures contracts. These purchases are analogous to the purchase of protective puts on individual stocks, where a level of protection is sought below which no additional economic loss would be incurred by the Fund. The Fund may write covered call options on stock index futures contracts as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. This is analogous to writing covered call options on securities.

         The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. The Fund may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Fund against such increase. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

Special Characteristics and Risks of Futures and Related Options
Trading

         No price is paid upon entering into futures contracts; rather, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

         Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts on broad-based stock indices can currently be entered into with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange, the Value Line Composite Stock Index on the Kansas City

Board of Trade and the Major Market Index of the Chicago Board of
Trade.

         Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Fund to close a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. In addition:

         (1) Successful use by the Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

         (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged securities or currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying securities or currencies which causes this situation to occur. As a result, a correct forecast of general market trends still may not result in successful hedging through the use of futures contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. The Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) The Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

         (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Fund may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Commodity Futures Contracts and Commodity Options

         The Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Part I and above. The Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section 4.5 of the rules of the CFTC. Under that section the Fund would be permitted to purchase such futures or options contracts only for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in addition, with respect to positions in commodity futures and option contracts not for bona fide hedging purposes, the Fund represents that the aggregate initial margin and premiums required to establish these positions (subject to certain exclusions) will not exceed 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and losses on any such contract the Fund has entered into.

Borrowing and Transactions Involving Leverage

         The Fund may borrow money in amounts up to 33 1/3 percent of the Fund's total assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate


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

with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Other Techniques Involving Leverage

         Utilization of leveraging involves special risks and may involve speculative investment techniques. The Fund may borrow for other than temporary or emergency purposes, sell securities short, lend its securities, enter reverse repurchase agreements and purchase securities on a when issued or forward commitment basis. Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

         Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowing were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of it investments at an inappropriate time The use of leverage may be considered speculative.

Segregated Account

         In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will maintain in a segregated account cash, U.S. Government Securities or other assets as may be permitted by the Securities and Exchange Commission in accordance with Securities and Exchange Commission guidelines. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments include the Fund's obligations to repurchase securities under a reverse repurchase agreement and settle when-issued and forward commitment transactions.

Reverse Repurchase Agreements

         Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States.

         Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

When-Issued Securities and Forward Commitments

         The Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When the Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date.
To facilitate such acquisitions, the Fund will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

         At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

         To the extent the Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

         The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the current market values.

         When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. The Fund will establish and maintain with its custodian a separate account with cash, U.S. Government Securities or other liquid assets in an amount at least equal to such commitments. No when-issued or forward commitments will be made by the Fund if, as a result, more than 10% of the value of the Fund's total assets would be committed to such transactions.

Investment Company Securities

         In connection with managing its cash position, the Fund may invest in the securities of other investment companies that are money market funds, including the Fund's affiliates, within the limits proscribed by the Investment Company Act. In addition to the Fund's expenses (including the various fees), as a shareholder in another investment company, a Fund would bear its pro rata portion of the other investment company's expenses (including fees).

Temporary Investments

         The cash or cash equivalents in which the Fund may invest include: (1) short-term U.S. Government Securities;
(2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that are members of the Federal Deposit Insurance Corporation and whose short term ratings are rated in one of the two highest rating categories by S&P or Moody's or, if not rated by those agencies, determined by the Adviser to be of comparable quality; (3) commercial paper of prime quality rated "A-2" or higher by S&P or "Prime-2" or higher by Moody's or, if not rated by those agencies, determined by the Adviser to be of comparable quality; and (3) repurchase agreements covering any of the securities in which the Fund may invest directly.

Fundamental Policies

         Fundamental investment policies of the Fund may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities, as defined in the Investment Company Act, means the lesser of: (1) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented; or (2) more than 50% of the outstanding shares of the Fund. Investment policies are not fundamental unless they are designated as fundamental.

Investment Limitations

         The Fund has adopted the following fundamental investment limitations that are in addition to those contained in
Part I and that may not be changed without shareholder approval.
The Fund may not:

         (1) Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets. For purposes of this limitation, the following are not subject to this limitation to the extent they are fully collateralized: (a) the delayed delivery of purchased securities; (such as the purchase of when-issued securities);
(b) reverse repurchase agreements; and (c) dollar-roll transactions.

         (2) Purchase securities, other than U.S. Government Securities, repurchase agreements covering U.S. Government Securities, or securities of other regulated investment companies, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

         (3) With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (ii) the Fund would own more than l0% of the outstanding voting securities of any single issuer.

         (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5) Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of debt securities which are otherwise permissible investments.

         (6) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

         (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

         (8) Issue senior securities, except that: (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the Investment Company Act or an exemptive order; (b) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the Investment Company Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the Investment Company Act.

         The Fund has adopted the following nonfundamental investment limitations that may be changed by the Trust's Board of Trustees without shareholder approval. The Fund:

         (a) May not pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

         (b) May not invest in securities of another registered investment company, except to the extent permitted by the Investment Company Act.

         (c) May not enter into short sales if, as a result, more than 25% of the Fund's total assets would be so invested or the Fund's short positions (other than those positions "against the box") would represent more than 2% of the outstanding voting securities of any single issuer or of any class of securities of any single issuer.

         (d) May not invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the Fund's total assets would be so invested.

         (e) May not invest in or hold securities of any issuer if to the Fund's knowledge officers and trustees of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

         (f) May not acquire securities or invest in repurchase agreements that do not provide for termination within in seven days with respect to any securities if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities that are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("Restricted Securities").

         (g) May not invest in interests in oil or gas or interests in other mineral exploration or development programs.

         Except as required by the Investment Company Act, whenever an amended or restated investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset. Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies or limitations.

2.       PERFORMANCE DATA

         The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's net asset value, yield and total return will fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

         In performance advertising the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates. In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Total Return Calculations

         The Fund may advertise total return. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years.
While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

         Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV; where:

              P = a hypothetical initial payment of $1,000;
              T = average annual total return;
              n = number of years; and
              ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period).

         In addition to average annual total returns, the Fund may quote cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Period total return is calculated according to the following formula:

         PT = (ERV/P-1); where:

              PT = period total return;
              The other definitions are the same as in average annual total return above.

3.       MANAGEMENT

         The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the Investment Company Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President (age 54)

         President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, LLC (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and Forum Investment Advisors, LLC (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator and for which Forum Financial Services,


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

         Inc. serves as distributor.  His address is Two Portland
         Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 53)

         Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 54)

         President of Technology Marketing Associates (a marketing consulting company) since September 1991.
         Prior thereto, Mr. Cheng was President and Chief
         Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple
         Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 53)

         Partner at the law firm of Reid & Priest LLP. Prior thereto, he was a partner at the law firm of Winthrop Stimson Putnam & Roberts and prior thereto, a partner at the law firm of LeBoeuf, Lamb, Leiby & MacRae. His address is 40 West 57th Street, New York, New York 10019-4097.

Mark D. Kaplan, Vice President, Acting Treasurer and Assistant
Secretary (age 41)

         Managing Director at Forum Financial Services, Inc. since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary (age 35)

         Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.



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

Max Berueffy, Assistant Secretary (age 44)

         Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Cheryl O. Tumlin, Assistant Secretary (age 31)

         Assistant Counsel, Forum Financial Services, Inc., with which she has been associated since July 1996. Prior thereto, Ms. Tumlin was on the staff of the U.S. Securities and Exchange Commission as an attorney in the Division of Market Regulation and prior thereto Ms. Tumlin was an associate with the law firm of Robinson Silverman Pearce Aronsohn & Berman in New York, New York. Ms. Tumlin is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

         Trustee Compensation. Each trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication), plus $100 per active portfolio of the Trust, and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. To the extent a meeting relates to only certain portfolios of the Trust, trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.

         The following table provides the aggregate compensation paid to each trustee. The Trust has not adopted any form of retirement plan covering trustees or officers. Information is presented for the fiscal year ended March 31, 1997.

                             Accrued     Annual
                Aggregate    Pension  Benefits Upon    Total
Trustee       Compensation  Benefits   Retirement   Compensation
Mr. Keffer       None         None        None         None
Mr. Azariadis    $4,000       None        None         $4,000
Mr. Cheng        $4,000       None        None         $4,000
Mr. Parish       $4,000       None        None         $4,000

The Investment Adviser

         Under an investment advisory agreement with the Trust (the "Advisory Agreement"), the Fund's investment adviser, Polaris Capital Management, Inc. (the "Adviser") furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Advisory Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

         The Advisory Agreement provides that the Adviser may render services to others. In addition to receiving its advisory fee from the Fund of 1.0% of the Fund's average daily net assets, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Fund with respect to the client's assets invested in the Fund.

         The Adviser has agreed to reimburse the Trust for certain of the Fund's operating expenses which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Trust may elect not to qualify its shares for sale in every state. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly. Subject to the obligations of the Adviser to reimburse the Trust for its excess expenses, the Trust has, under the Advisory Agreement, confirmed its obligation to pay all its other expenses. The Trust believes that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of the Fund's average net asset, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million.

Administration

         Under an Administration Agreement, Forum Administrative Services, LLC ("FAdS") supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent, fund accountant and custodian and arranging for maintenance of books and records of the Trust). In addition, under the Agreement, FAdS is directly responsible for managing the Trust's regulatory and legal compliance and overseeing the preparation of its registration statement. Under the Administration Agreement, FAdS is entitled to an annual fee, payable monthly, at the rates of 0.10% of the first $150 million of the Fund's average daily net assets and 0.05% on the Fund's average daily net assets in excess of that amount. The Administration Agreement remains in effect until terminated, provided that continuance is specifically approved at least annually: (1) by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund; and (2) by a vote of a majority of trustees of the Trust who are not parties to the Administration Agreement or interested persons of a party to the Administration Agreement.

         The Administration Agreement may be terminated by either party without penalty on 60 days' written notice and may not be assigned except upon written consent of both parties. The Administration Agreement also provides that FAdS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAdS's duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement.

         FAdS also provides persons satisfactory to the Board of Trustees to serve as officers of the Trust. Those officers, as well as certain other employees and trustees of the Trust, may be


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

directors, officers or employees of (and persons providing services to the Trust may include) FAdS, the Adviser or their respective affiliates.

Distributor

         Forum Financial Services, Inc. ("FFSI") acts as distributor of the Fund's shares on a best efforts basis pursuant to a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distribution Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the agreement or interested persons of any such party and do not have any direct or indirect financial interest in the Distribution Agreement.

         The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party to the agreement on 60 days' written notice to the Trust. The Distribution Agreement also provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

Transfer Agent

         Forum Financial Corp. ("FFC") acts as transfer agent of the Trust under a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provides, with respect to the Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the agreement is specifically approved at least annually by the Board or, with respect to the Fund, by a vote of the shareholders of the Fund, and in either case by a majority of the trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

         Among the responsibilities of FFC as agent for the Trust are: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds;
(4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to it shareholders;
(8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

         FFC or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund. FFC or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from FFC with respect to assets of those customers or clients invested in the Fund. FFC, FAdS or sub-transfer agents or processing agents retained by FFC may be financial institutions which sell Fund Shares to customers and in the case of sub-transfer agents or processing agents, may also be affiliated persons of FFC or FAdS.

         For its services under the Transfer Agency Agreement, FFC receives a fee at an annual rate $24,000 per year plus annual shareholder account fees of $25.00 per shareholder account; such fees to be computed as of the last business day of the prior month.

Fund Accounting

         Forum Accounting Services, LLC ("FAcS") performs portfolio accounting services for the Fund under a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders of the Trust and in either case by a majority of the trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement. Under its agreement, FAcS prepares and maintains books and records of the Fund on behalf of the Trust as required under the Investment Company Act, calculates the net asset value per share of the Fund and dividends and capital-gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For the services provided under the Fund


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

Accounting Agreement, FAcS is entitled to receive from the Trust with respect to the Fund a fee of $36,000 per year plus an additional $12,000 per year in fiscal years after the Fund's first two years of operations.

4.       DETERMINATION OF NET ASSET VALUE

         The Trust determines the Fund's net asset value per share as of the close of the New York Stock Exchange (normally, 4:00 p.m., Eastern time), on Business Days (as defined in Part I), by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. The Trust does not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         Securities listed or traded on United States or foreign securities exchanges are valued at the last quoted sales prices on such exchanges prior to the time when assets are valued. Securities listed or traded on certain foreign exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed best to reflect market value. Listed securities that are not traded on a particular day, and securities regularly traded in the over-the-counter market, are valued at the price within the limits of the latest available current bid and asked prices deemed best to reflect market value. In instances where market quotations are not readily available, the security is valued in a manner intended to reflect its fair value. All other securities and assets are valued in a manner determined to reflect their fair value. For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by any major bank.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund Business Day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Fund Business Days in New York and on which the Fund's net asset value is not calculated. Calculation of the net asset value per share of the Fund does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange, Inc. will not be reflected in the Fund's calculation of net asset value unless it is deemed that the particular event would materially affect net asset value, in which case an adjustment will be made.

5.       PORTFOLIO TRANSACTIONS

         The Fund generally effects purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.

         Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on foreign stock exchanges these commissions are generally fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.
In underwritten offerings, the price includes a disclosed fixed commission or discount. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate best execution.

         The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for the Fund: (1) to the Fund, or (2) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

         In addition, the Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Fund, and the Adviser's fee is


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

not reduced by reason of the Adviser's receipt of the research services.

         Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies and accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

         The Fund contemplates that, consistent with the policy of obtaining best net results, brokerage transactions may be conducted through the Adviser's affiliates, affiliates of those persons or FFSI. The Advisory Agreement authorizes the Adviser to so execute trades. The Board of Trustees has adopted procedures in conformity with applicable rules under the Investment Company Act to ensure that all brokerage commissions paid to these persons are reasonable and fair.

6.       CUSTODIAN

         Under a Custodian Agreement (the "Custodian Agreement"), BankBoston, N.A. acts as the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, determining income and collecting interest on Fund investments. The Fund's custodian employs foreign subcustodians to provide custody of the Fund's foreign assets in accordance with applicable regulations.

7.       ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Fund are sold on a continuous basis by FFSI at net asset value without any sales charge. Redemption proceeds normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if the Board of Trustees determines economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

         In addition to the situations described in the Part I under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Fund's Prospectus from time to time.

         Shareholders' rights of redemption may not be suspended, except: (1) for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

Exchange Privilege

         The exchange privilege permits shareholders of the Fund to exchange their shares for Investor Shares of Daily Assets Treasury Fund (to be renamed Daily Assets Government Fund effective May 25, 1998), a money market fund of the Trust ("Participating Fund"). For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

         By use of the exchange privilege, the shareholder authorizes FFC to act upon the instruction of any person representing himself to either be, or to have the authority to act on behalf of, the investor and believed by FFC to be genuine. The records of FFC of such instructions are binding. Proceeds of an exchange transaction may be invested in the other Participating Fund in the name of the shareholder.

         Exchange transactions are made on the basis of relative net asset values per share at the time of the exchange transaction. Shares of either Participating Fund may be redeemed and the proceeds used to purchase, without a sales charge, shares of the other Participating Fund. The terms of the exchange privilege are subject to change, and the privilege may be terminated by the Trust. However, the privilege will not be


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

terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without reasonable advance notice to shareholders.

8.       TAX MATTERS

Foreign Income Taxes

         Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined.

U.S. Federal Income Taxes

         The Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code.
Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment.

         Income received by the Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to that election, shareholders would be required: (1) to include in gross income, even though not actually received, their respective pro-rata share of foreign taxes paid by the Fund; and
(2) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or, subject to certain limitations, to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

         The Fund may or may not meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid. Each shareholder will be notified after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (1) the foreign taxes paid, and (2) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as



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

retirement plans qualified under Section 401 of the Code, will not be affected by any "pass through" of foreign taxes.

         For federal income tax purposes, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of: (1) foreign currencies; (2) debt securities denominated in a foreign currency; or (3) a forward contract denominated in a foreign currency, which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the assets and the date of disposition also are treated as ordinary gain or loss.

         The use of certain hedging strategies such as writing and purchasing options, futures contracts and options on futures contracts and entering into foreign currency forward contracts and other foreign instruments, involves complex rules that will determine for income tax purposes the character and timing of recognition of income received by the Fund in connection therewith.

         Dividends out of net ordinary income and distributions of net short-term capital gain are eligible, in the case of corporate shareholders, for the dividends-received deduction, subject to proportionate reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than 100% of its gross income (excluding long-term capital gain from securities transactions). A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund more than 45 days during the 90 day period beginning 45 days prior to the ex-dividend date. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

9.       OTHER MATTERS

Counsel and Auditors

         Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by Seward &
Kissel, 1200 G Street, N.W., Washington, D.C. 20005.

         Coopers & Lybrand, L.L.P., One Post Office Square,
Boston, MA 02109, independent auditors, have been selected as auditors of the Trust.



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

The Trust and Its Shares

         The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 23 separate series. The Fund reserves the right to reorganize as a separate registered investment company, as opposed to a series of the Trust, without a shareholder vote. The Fund also reserves the right to invest in a master-feeder or funds-of-funds structure without a shareholder vote.

         Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the fund or class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders. A shareholder in a fund is entitled to the shareholder's pro rata share of all dividends and distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

Control Persons and Principal Holders of Securities

         As of April 1, l998, Forum Administrative Services, LLC owned all the initial shares of the Fund. A shareholder owning
25% or more of the shares of Fund may be deemed to be a


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

controlling person of the Fund. By reason of substantial holdings of shares, such a person may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote.

















































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

                           ATTACHMENT

                DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Debt)

         (a)  Moody's Investors Service, Inc. ("Moody's")

         Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds that are rated "Aaa" are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.

Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds that are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the "Aa", "A", "Baa", "Ba" or "B" groups that Moody's believes possess the strongest investment attributes are designated by the symbols "Aa1", "A1", "Baa1", "Ba1", and "B1".

         (b)  Standard & Poor's Corporation ("S&P")

         S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated "AAA" have the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated "A" have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated "CCC" have currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
The rating "C" is reserved for income bonds on which no interest is being paid.

Bonds are rated "D" when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The "D" rating also is used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

Preferred Stock  (Including Convertible Preferred Stock)

         (a)  Moody's

         Moody's rates preferred stock issues as follows:

An issue rated "aaa" is a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated "aa" is a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated "a" is an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated "baa" is a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated "ba" has speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue rated "c" can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

         (b)  Standard & Poor's

         Standard & Poor's rates preferred stock issues as follows:

"AAA" is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Preferred stocks rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but currently making such payments.

A preferred stock rated "C" is a non-paying issue.

A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.




















47180060.AV9

                                                 Appendix B
                             FORM OF
              AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ________________, 1998, by and among Forum Funds ("Forum"), a Delaware Business Trust with its principal place of business at Two Portland Square, Portland, ME, on behalf of Polaris Global Value Fund ("Polaris Fund"), a newly formed separate series of Forum, Global Value Limited Partnership (the "Partnership"), a Massachusetts limited partnership with its principal place of business at 125 Summer Street, Boston, MA, and Polaris Capital Management, Inc., as general partner of the Partnership (the "General Partner" or the "Adviser"). The term "Acquiring Fund" is used herein, as the context requires, to refer to Forum, or Polaris Fund, or both.

         This Agreement is intended to be and is adopted as a plan of exchange within the meaning of section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the terms and representations set forth herein, that exchange (the "Exchange") will consist of the transfer of substantially all of the assets of the Partnership to the Acquiring Fund in exchange solely for over 80% of the shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares" or "Shares of the Acquiring Fund"). Immediately following the Exchange, the Partnership will distribute the Acquiring Fund Shares to the General Partner and the limited partners of the Partnership (the "Limited Partners" and together with the General Partner, the "Partners" and each, a "Partner") in proportion to their positive capital account balances, followed as soon as practicable by the liquidation and termination of the Partnership, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the parties hereto wish to effect the Exchange to attempt to increase liquidity and flexibility through daily purchases and redemptions, and to obtain economies of scale as a result of a larger asset base;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSFER OF ASSETS OF THE PARTNERSHIP TO THE ACQUIRING
         FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND THE
         LIQUIDATION OF THE PARTNERSHIP

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Partnership agrees to transfer to the Acquiring Fund substantially all of the Partnership's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor to deliver to the Partnership that number of full and fractional Acquiring Fund Shares computed in the manner set forth in section 2.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

         1.2 The assets of the Partnership to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Partnership and any deferred or prepaid expenses shown on the balance sheet of the Partnership prepared as of the Valuation Date (as defined in section 2.1), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Partnership's most recent audited balance sheet, except for cash and cash equivalents retained by the Partnership in an amount estimated by it to be sufficient to discharge in full all its liabilities, including the expenses of its liquidation and termination, (the "Expense Reserve") and any assets which the Acquiring Fund is not permitted to acquire (the "Retained Assets"). Any assets retained by the Partnership, after paying or providing for the payment of all its liabilities, shall be distributed by the Partnership or its agent to the Partners of record as of the Valuation Date pursuant to Article 14 of the Partnership's Partnership Agreement (as defined in section 4.1(a)).

         1.3 The Partnership will pay or cause to be paid to the Acquiring Fund any interest or dividends received on or after the Closing with respect to securities transferred to the Acquiring Fund hereunder. The Partnership will transfer to the Acquiring Fund any distributions, rights, stock dividends or other securities received by the Partnership after the Closing as distributions on or with respect to the securities transferred, which shall be deemed included in the Assets and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Date. Notwithstanding the foregoing, the Acquiring Fund shall not be entitled to receive any interest or dividends or other distributions on securities not transferred to the Acquiring Fund hereunder.

         1.4 Immediately after the transfer of Assets in exchange for Acquiring Fund Shares provided for in section 1.1 (the "Distribution Time"), the Partnership will distribute to the Partners of record, determined as of the Valuation Date (the "Participating Partners"), pro rata in the proportion that each Partner's Capital Account bears to the aggregate Capital Accounts of all Partners, the Acquiring Fund Shares received by the Partnership pursuant to section 1.1. Such distribution (the "Distribution") will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Partnership on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Participating Partners. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Participating Partners shall be equal to the aggregate net asset value at the Valuation Date of the Assets, which shall be transferred to the
Acquiring Fund pursuant to section 1.1.   All issued and
outstanding interests in the Partnership will simultaneously be cancelled on the books of the Partnership. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Exchange.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

         1.6 The General Partner will liquidate and terminate the Partnership after the Distribution. As soon as is reasonably practicable after the Distribution, but not until the earlier of
(i) payment by the Partnership of all the Partnership's liabilities or (ii) 90 days after the Closing Date (as defined in section 3.1), the Partnership shall be completely liquidated and its Certificate of Cancellation shall have been filed under the laws of the Commonwealth of Massachusetts. The Partnership shall not conduct any business on and after the Closing Date except in connection with its dissolution, liquidation, and termination.

         1.7 Any reporting responsibility of the Partnership including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, any federal, state or local tax authorities, or any other relevant regulatory authority, is and shall remain the responsibility of the Partnership.

         1.8 All books and records of the Partnership shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. All such books and records shall be available to the Partnership thereafter until the Partnership is completely liquidated and has filed its Certificate of Cancellation with the Commonwealth of Massachusetts.

         1.9 The Acquiring Fund shall not assume, and shall not be obligated to assume, any liabilities (absolute or contingent) of the Partnership.

2.       VALUATION

         2.1 The value of the Assets, of the Expense Reserve, and of the Retained Assets shall be computed as of the close of regular trading on the New York Stock Exchange (normally,
4:00 P.M., Eastern time) on the business day immediately preceding the Closing and after the payment of any distributions or other amounts by the Partnership (such time and date, the "Valuation Date").

         2.2 The net asset value of an Acquiring Fund Share shall be determined by the Acquiring Fund in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information in its N-1A (as defined in Section 5.9) prior to the Closing Date.

         2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the net Assets, determined pursuant to section 2.1 by the net asset value of one Acquiring Fund Share determined pursuant to section 2.2.

         2.4 The value of the Assets, of the Expense Reserve, and of the Retained Assets, and all other computations of value that may be required shall be determined in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information included in its N-1A (as defined in section 5.9).

3.       CLOSING AND CLOSING DATE

         3.1 The Closing of the transactions contemplated by this Agreement shall be on or about 8:00 A.M., Eastern time, on June 1, 1998, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 12:00 A.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of _________________ or at such other place and time as the parties shall mutually agree.

         3.2 The Partnership shall deliver to Acquiring Fund on the Closing Date a schedule of Assets, a schedule of Retained
Assets, and a schedule of assets in the Expense Reserve.

         3.3   Chase Manhattan Bank (the "Partnership
Custodian"), as custodian for the Partnership, shall deliver at the Closing a certificate of an authorized officer stating that
(i) the Assets shall have been delivered in proper form to BankBoston, N.A. (the "Fund Custodian"), custodian for the Acquiring Fund, prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Partnership's portfolio securities represented by a certificate or other written instrument shall be presented by the Partnership Custodian to the Fund Custodian for examination no later than five business days preceding the Closing Date and those portfolio securities comprising the Assets shall be transferred and delivered as of the Closing Date by the Partnership for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Partnership's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (the "1940 Act"), shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the Fund Custodian. The cash to be transferred by the Partnership shall be delivered by wire transfer of Federal Funds on the Closing Date.

         3.4 The Partnership shall deliver at the Closing a certificate executed by the General Partner stating that the Partnership's records contain the names and addresses of the Participating Partners and the percentage ownership to (__ decimal places) that each Partner's capital account bears to the Capital Accounts of all Participating Partners immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Partnership or provide evidence satisfactory to the General Partner that such Acquiring Fund Shares have been credited to the Partnership's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

         3.5 In the event that immediately prior to the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Partnership shall be closed to trading or trading thereupon shall be restricted, or
(b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the General Partner, or the board of trustees of the Acquiring Fund, or both, accurate appraisal of the value of the net assets of the Partnership is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The General Partner and the Partnership represent and warrant to the Acquiring Fund as follows:

         (a) The Partnership is a limited partnership duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Partnership's Amended and Restated Agreement of Limited Partnership dated as of January 1, 1996 (the "Partnership Agreement") to own all of its properties and assets and to carry on its business as it is now being conducted;

         (b) Polaris Capital Management, Inc. is the general partner of the Partnership;

         (c) The General Partner has approved this Agreement and the transactions contemplated by it hereunder, including the Exchange, and the subsequent dissolution, liquidation, and termination of the Partnership;

         (d) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Partnership of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended, (the "1933 Act") the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the 1940 Act, or state securities laws;

         (e) The Partnership is not, and the execution, delivery and performance of this Agreement by the Partnership will not result, in violation of the laws of the Commonwealth of Massachusetts, or of the Partnership Agreement, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Partnership is a party or by which it is bound; and the execution, delivery and performance of this Agreement by the General Partner and the Partnership will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Partnership is a party or by which it is bound;

         (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the General Partner or the Partnership's knowledge threatened against the General Partner, the Partnership, or any properties or assets held by the Partnership. Neither the General Partner nor the Partnership knows of any facts which might form the basis for the institution of such proceedings which would materially and adversely affect their respective businesses and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (g) There are no material contracts outstanding to which the Partnership is a party, other than those that have been disclosed to the Acquiring Fund;

         (h) The Statement of Assets and Liabilities and for the fiscal year ended December 31, 1997 has been audited by Coopers & Lybrand L.L.P., independent certified public accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Partnership as of such date in accordance with GAAP, and there are no known contingent liabilities of the Partnership required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (i) Since December 31, 1997, there has not been any material adverse change in the Partnership's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business. For purposes of this subsection, a decline in net value of a Partnership interest due to declines in market values of securities in the Partnership's portfolio, the discharge of Partnership liabilities, or the partial or complete withdrawal of a Partner shall not constitute a material adverse change;

         (j) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Partnership required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Partnership's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) The interests of each Partner in the Partnership, as they appear on the Partnership books as of the Valuation Date (the "Partnership Interests"), (i) in each jurisdiction where offered for sale and sold, have been offered for sale or sold in compliance in all material respects with applicable registration requirements of the 1933 Act or exemptions therefrom, state securities laws and other applicable laws of the jurisdiction in which offered or sold, (ii) are, and on the Closing Date will be, duly authorized, duly and validly issued and fully paid, and
(iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Partnership, as provided in section 3.4. The Partnership does not have outstanding any options, warrants or other rights to subscribe for or to purchase any Partnership Interests nor is there outstanding any security convertible into any Partnership Interests;

         (l) At the Closing Date, the Partnership will have good and marketable title to the Assets, which are to be transferred to the Acquiring Fund pursuant to section 1.1, and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens, encumbrances, security interests, or other transfer restrictions except those liens, encumbrances, security interests, or other transfer restrictions as to which the Acquiring Fund has received notice of and agreed to prior to the Closing or those liens, encumbrances, security interests, or other transfer restrictions created by the Acquiring Fund, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions which the Acquiring Fund has received notice of and agreed to prior to the Closing;

         (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the General Partner, and subject to the written consent, pursuant to the Partnership Agreement, of the General Partner and the Limited Partners holding at least two-thirds of the amount of the Partnership Interests and constituting at least two-thirds of the number of Limited Partners, this Agreement will constitute a valid and binding obligation of the Partnership, enforceable pursuant to its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. The General Partner shall use its reasonable best efforts to obtain that written consent from the Limited Partners;

         (n) The information to be furnished by the Partnership or the General Partner to the Acquiring Fund for use in advertisements, applications for orders, registration statements, annual reports, proxy materials, or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated herein, shall be true, accurate and complete in all material respects, shall comply in all material respects with federal securities and other laws and regulations applicable thereto and shall not omit to state any material fact necessary in order to make the information not misleading;

         (o) The Registration Statement (as defined in section 5.6), except insofar as it relates to Polaris Fund or Forum, or both, will, on the effective date of the Registration Statement and on the Closing Date: (i) conform in all material respects to applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations of the Commission thereunder, (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reasonable reliance upon and in conformity with information that was furnished or should have been furnished by Polaris Fund or Forum, or both, for use therein; and

         (p) [The Assets will satisfy the 50-percent and 25-percent tests of Code sections 851(b)(3)(A) and 851(b)(3)(B).]

         4.2 Forum, on behalf of the Acquiring Fund, represents and warrants to the Partnership as follows:

         (a) Forum is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

         (b) Forum, which is organized as a "series mutual fund," is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and such as may be required by state securities laws;

         (d) The Acquiring Fund is not, and the execution, delivery, and performance of this Agreement by the Acquiring Fund will not result in violation of Delaware law or of the Acquiring Fund's Declaration of Trust, as amended, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect the Acquiring Fund's business and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (f) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (g) The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (h) The Acquiring Fund Shares to be issued and delivered to the Partnership pursuant to the terms of this Agreement, and all other issued and outstanding Acquiring Fund Shares, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

         (i) At the Closing Date, the Acquiring Fund will have good and marketable title to the Assets, free of any liens, encumbrances, security interests, or other transfer restrictions, except those liens, encumbrances, security interests, or other transfer restrictions, which the Partnership has received notice of and agreed to prior to the Closing;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Fund and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable pursuant to its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (k) The information to be furnished by the Acquiring Fund for use in advertisements, applications for orders, registration statements, annual reports, proxy materials, or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated herein, shall be true, accurate and complete in all material respects, shall comply in all material respects with federal securities and other laws and regulations applicable thereto, and shall not omit to state any material fact necessary in order to make the information not misleading;

         (l) The Registration Statement, only insofar as it relates to Polaris Fund or Forum, or both, will, on the effective date of the Registration Statement and on the Closing Date:
(i) conform in all material respects to applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations of the Commission thereunder, (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reasonable reliance upon and in conformity with information that was furnished or should have been furnished by the Partnership for use therein; and

         (m) For its first taxable year, which includes the date of the Exchange, Acquiring Fund will elect and qualify to be treated as a "regulated investment company" under subchapter M of the Code and will for that taxable year compute its federal income tax under Code section 852.

5.       COVENANTS OF THE ACQUIRING FUND AND THE PARTNERSHIP

         5.1 The General Partner and the Partnership covenant to operate the Partnership's business in the ordinary course between the date hereof and the Closing Date, it being understood that (i) such ordinary course of business will include such changes as are contemplated by the Partnership's normal operations and preparing for its dissolution, liquidation, and termination, and (ii) the Partnership shall retain exclusive control of the composition of its Assets until the Closing Date.

         5.2 The General Partner and the Partnership covenant that upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Partnership's books and records necessary to maintain current knowledge of the Partnership and to ensure that the representations and warranties made by the Partnership are accurate.

         5.3 The General Partner and the Partnership covenant that the Shares of the Acquiring Fund to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than pursuant to the terms of this Agreement.

         5.4 The General Partner and the Partnership covenant that they will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Partnership Interests.

         5.5 Subject to the provisions of this Agreement, each of the Acquiring Fund, the General Partner, and the Partnership, covenants that it will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6 The Acquiring Fund and the Partnership each covenant to prepare the Registration Statement on Form N-14 (the "Registration Statement") in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations promulgated thereunder by the Commission, in connection with the consideration by the Partners of the transactions contemplated herein. The Acquiring Fund covenants to file the Registration Statement with the Commission. The General Partner and the Partnership covenant to provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act, and the 1940 Act.

         5.7 The General Partner and the Partnership covenant that they will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

         5.8 The General Partner and the Partnership covenant to use all reasonable efforts to obtain approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and such of the state securities laws and the laws of The Commonwealth of Massachusetts, as it deems appropriate to consummate the transactions contemplated herein, which approvals include the written consent of the Limited Partners holding at least two-thirds of the amount of the Partnership Interests and constituting at least two-thirds of the number of Limited Partners, as specified in the Partnership Agreement.

         5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and such of the state securities laws, as it deems appropriate to consummate the transactions contemplated herein and to continue its operations after the Closing Date as a Regulated Investment Company under the Code, including having a registration statement on Form N-1A (the "N-1A") effective at the Closing Date that covers the continuous public offering of shares of the Acquiring Fund; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

         5.10 The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Partnership, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Partnership may reasonably deem necessary or desirable in order to vest and confirm to the Partnership title to and possession of all Acquiring Fund shares to be transferred to the Partnership pursuant to this Agreement.

         5.11 The Partnership covenants to make a distribution, pursuant to section 1.4, at the Distribution Time to the Participating Partners consisting of the Shares of the Acquiring
Fund received at the Closing.

         5.12 Each of the Acquiring Fund, the General Partner and the Partnership covenants that it shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.13 Before the Closing, the Acquiring Fund covenants to issue a nominal number of Acquiring Fund Shares to Forum
Administrative Services, LLC (the "Sponsor").

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTNERSHIP

         The obligations of the Partnership to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of Forum, with respect to the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Partnership, the Acquiring Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Partnership which the Partnership reasonably believes might result in such litigation;

         6.2 The Acquiring Fund shall have delivered to the Partnership on the Closing Date a certificate executed in its name by the President or Vice President of Forum, in a form reasonably satisfactory to the Partnership and dated as of the Closing Date, to the effect that the representations and warranties of Forum with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Partnership shall reasonably request;

         6.3 The Partnership shall have received on the Closing Date an opinion of Seward & Kissel, counsel to Forum, in a form reasonably satisfactory to the Partnership, and dated as of the Closing Date, to the effect that: (i) Forum has been duly formed and is a validly existing Delaware business trust in good standing; (ii) the Acquiring Fund has the power to carry on its business as presently conducted pursuant to the description thereof in Forum's registration statement under the 1940 Act;
(iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable pursuant to its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (iv) the execution and delivery of this Agreement did not, and the exchange of substantially all of the Partnership's assets for Shares of the Acquiring Fund pursuant to this Agreement will not, violate the Acquiring Fund's Declaration of Trust, as amended; and (v) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Delaware for the exchange of substantially all of the Partnership's assets for Shares of the Acquiring Fund pursuant to this Agreement have been obtained or made;

         6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring
Fund on or before the Closing Date; and

         6.5 Before the Closing, the Acquiring Fund shall have issued to the Sponsor a nominal number of Acquiring Fund Shares; and Sponsor, as the sole shareholder in the Acquiring Fund, shall have approved the Investment Advisory Agreement between the Acquiring Fund and the Adviser to become effective immediately following the Closing.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
         FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Partnership of all of the obligations to be performed by the Partnership hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the General Partner, with respect to the Partnership, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Partnership or any of its affiliates) against the Partnership, or the Acquiring Fund, its advisers, directors, trustees or officers, arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation;

         7.2 The Partnership shall have delivered to the Acquiring Fund a statement of the Partnership's assets and liabilities as of the Valuation Date, certified by the General
Partner, including a list of securities owned by the Partnership with their respective tax costs and values determined as provided in section 2 above, all as of the Valuation Date;

         7.3 The Partnership shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its General Partner, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the General Partner with respect to the Partnership made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

         7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, counsel to the Partnership, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:
(i) the Partnership has been duly formed and is a validly existing Massachusetts limited partnership; (ii) the Partnership has the power to carry on its business as presently conducted pursuant to the description thereof in the Partnership Agreement;
(iii) the Agreement has been duly authorized, executed and delivered by the General Partner, on behalf of the Partnership, and constitutes a valid and legally binding obligation of the Partnership, enforceable pursuant to its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;
(iv) the execution and delivery of the Agreement did not, and the exchange of substantially all of the Partnership's assets for Shares of the Acquiring Fund pursuant to the Agreement will not, violate the Partnership Agreement; (v) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Partnership under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of substantially all of the Partnership's assets for Shares of the Acquiring Fund pursuant to this Agreement have been obtained or made; (vi) the Registration Statement (except as to the financial statements and schedules contained therein and except as to Appendix A to Part A contained therein) complies as to form in all material respects with the requirements of the 1933 Act and the 1934 Act, and with the rules and regulations of the Commission thereunder; and
(vii) the Registration Statement (except as to the financial statements and schedules contained therein and except as to Appendix A to Part A contained therein), as to the Partnership, to the knowledge of counsel based upon representations made by the General Partner or obtained in the due course of counsel's engagement, and without having made an independent investigation thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and

         7.5 The Partnership shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Partnership on or before the Closing Date.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
         ACQUIRING FUND AND THE PARTNERSHIP

         If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Partnership or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the written consent of the General Partner and the Limited Partners holding at least two-thirds of the amount of Partnership Interests and constituting at least two-thirds of the number of Limited Partners, pursuant to the Partnership Agreement, applicable laws of the Commonwealth of Massachusetts, and applicable federal securities laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Partnership may waive the conditions set forth in this section 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Partnership to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Partnership, provided that either party hereto may for itself waive any of such conditions;

         8.4 Each of the N-1A and the Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 The parties shall have received an opinion of Dechert Price & Rhoads addressed to each of the Partnership and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, the Exchange contemplated by this Agreement constitutes a tax free exchange for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of each of the Partnership and the Acquiring Fund.

9.       INDEMNIFICATION

         9.1 The Acquiring Fund agrees to indemnify and hold harmless the Partnership, each of the Partners, and the Partnership's employees, from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable court costs, but excluding any indirect, consequential, or special damages) to which jointly and severally, the Partnership or any of its Partners or employees may become subject, insofar as any such loss, claim, damage, liability, or expense arises out of or is based on (i) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (ii) the negligent or reckless acts or omissions or willful misfeasance of the Acquiring Fund in connection with this Agreement.

         9.2 The General Partner and the Partnership agree to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's trustees, officers or employees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable court costs, but excluding any indirect, consequential, or special damages) to which jointly and severally, the Acquiring Fund or any of its trustees, officers, or employees may become subject, insofar as any such loss, claim, damage, liability, or expense arises out of or is based on
(i) any breach by the General Partner or the Partnership of any of their representations, warranties, covenants or agreements set forth in this Agreement, or (ii) the negligent or reckless acts or omissions or willful misfeasance of the General Partner and the Partnership in connection with this Agreement, or (iii) any action brought by a Limited Partner that does not consent to the transactions contemplated by this Agreement, which action results from the distribution of Acquiring Fund Shares to that Limited Partner in cancellation of its Partnership Interest pursuant to this Agreement, excluding any action resulting from adverse tax consequences to that Limited Partner, provided, however, that any indemnification under this section 9.2(iii) shall be limited to reasonable legal fees and reasonable court costs, excluding any indirect, consequential, or special damages, and to the difference between the proceeds that would have been received by that Limited Partner if that Limited Partner's Fund Shares were redeemed on the Business Day next following the Closing and the value of that Limited Partner's Partnership Interest on the Valuation Date.

10.      FEES AND EXPENSES

         10.1 Each of Forum and the General Partner represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

         10.2 Each party will pay its own expenses incurred in connection with the Exchange.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1  The Acquiring Fund, the General Partner and the
Partnership agree that no party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties.

         11.2 Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Forum, Polaris Fund, the General Partner and the Partnership in Sections 9.1 and 9.2 shall survive the Closing.

12.      TERMINATION

    This Agreement may be terminated and the transactions contemplated herein may be abandoned by either party by
(i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [date], unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees, or officers, as the case may be, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         At any time prior to the Closing Date, the General Partner or the Acquiring Fund may (i) extend the time for the performance of the obligations or other acts of the other;
(ii) waive any inaccuracy in the representations of the other; and (iii) waive compliance by the other with any of the agreements or conditions set forth herein. Any such extension or waiver must be in writing.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Partnership and the Acquiring Fund; provided, however, that following approval by the Limited Partners, pursuant to section 5.8, of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund shares to be issued to the Participating Partners under this Agreement to the detriment of those Participating Partners without their further approval.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Partnership, 125 Summer Street, Boston, MA 02110 with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109, Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two Portland Square, Portland, ME 04101, Attention:
David I. Goldstein, Esq., with a copy to Seward & Kissel, 1200 G Street, N.W., Washington, D.C. 20005, Attention: Anthony C.J. Nuland, Esq., or to any other address that the Partnership or the Acquiring Fund shall have last designated by duly given notice to the other party.

16.      HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF
         LIABILITY

         16.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Limited Partners and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         16.4 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

         16.5 The trustees of Forum and the shareholders of each series of Forum shall not be liable for any obligations of Forum or Polaris Fund under this Agreement, and the General Partner and the Partnership agree that, in asserting any rights or claims against Forum or Polaris Fund under this Agreement, they shall look only to the assets and property of Forum or Polaris Fund in settlement of such rights or claims, and not to the trustees of Forum or the shareholders of the series of Forum.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives, all as of the ___ day of _________________ , 1998.

Attest:                      Forum Funds
                             on behalf of Polaris Global Value
                             Fund


                             By:___________________________
                             Its:___________________________


Attest:                      Global Value Limited Partnership
                             By General Partner:
                             Polaris Capital Management, Inc.


                             By:___________________________
                             Its:___________________________


Attest:                      Polaris Capital Management, Inc., as
                             General Partner of Global Value
                             Limited Partnership


                             By:___________________________
                             Its:___________________________























                               122
47180060.AV9

                                            Appendix C




                GLOBAL VALUE LIMITED PARTNERSHIP
              (A Massachusetts Limited Partnership)

                      FINANCIAL STATEMENTS

              FOR THE YEAR ENDED DECEMBER 31, 1997









































                               123
47180060.AV9

                REPORT OF INDEPENDENT ACCOUNTANTS


To the Partners of Global Value Limited Partnership
(A Massachusetts Limited Partnership):

We have audited the accompanying statement of assets and liabilities of the Global Value Limited Partnership (a Massachusetts Limited Partnership), including the related statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended and changes in net assets for each of the two years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Value Limited Partnership (a Massachusetts Limited Partnership) as of December 31, 1997, and the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts
January 29, 1998








                               124
47180060.AV9

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A MASSACHUSETTS LIMITED PARTNERSHIP)

                    STATEMENT OF INVESTMENTS

                     as of December 31, 1997



            (Showing Percentage of Total Investments)

COMMON STOCK - 100.0%

Austria   1.6%

Radex - Heraklith Ind, AG                   8,200 $ 281,957

Canada   1.7%

Methanex Corporation                       40,000   317,255

Denmark   2.1%

JYSKE Bank                                  3,100   378,037

Finland   4.6%

Kesko OY                                   22,000   348,251
Rautaruukki OY                             32,100   259,370
SILJA OY AB - A Shares                     51,200   217,194
                                                  _________

                                                    824,815

France   1.5%

Elf Aquitaine, Ord                            100    11,636
Christian Dior, SA                          2,550   261,534
                                                  _________

                                                    273,170

Germany   5.5%

Continental AG                             13,400   295,866
Veba AG                                     5,500   374,712
Walter AG                                     950   317,012
                                                  _________

                                                    987,590


The accompanying notes are an integral part of the financial statements.

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A MASSACHUSETTS LIMITED PARTNERSHIP)

                    STATEMENT OF INVESTMENTS

                     as of December 31, 1997



Hong Kong   0.8%

Semi-Tech (Global) Company Limited        922,644 $ 151,228

Ireland    1.8%

Crean (James) PLC                         162,500   331,112

Italy   3.0%

ENI SPA, ADR                                9,300   530,681

Japan   6.0%

Arisawa Manufacturing Co., Ltd.            24,000   227,040
Futaba Industrial Co., Ltd.                25,000   269,187
TDK Corporation ADR                         3,550   260,925
Toyota Motor Corporation ADR                5,425   311,259
                                                  _________

                                                  1,068,411

Mexico   1.7%

Cemex, SA ADR - B shares                   27,700   297,775

Netherlands   5.3%

KLM (Royal Dutch Airlines) N.V.             8,912   329,711
N.V. Koninklijke KNP BT                    13,200   304,080
Schuttersveld (Holding) N.V.               13,920   323,413
                                                  _________

                                                    957,204









The accompanying notes are an integral part of the financial statements.

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A MASSACHUSETTS LIMITED PARTNERSHIP)

                    STATEMENT OF INVESTMENTS

                     as of December 31, 1997



Norway   5.5%

Nycomed Amersham ASA NOK4 Series "A"        9,179 $ 344,900
Nycomed Amersham ASA NOK4 Series "B"          308    11,187
Norsk Hydro a.s ADR                         5,354   273,054
ORKLA a.s - Class A Free Shares             4,100   353,151
                                                  _________

                                                    982,292

Russia   1.8%

Lukoil Oil Co-Spons ADR                     3,500   320,250

South Africa   2.3%

Palabora Mining Co.                        20,150   205,999
Sappi, Ltd.                                42,800   215,479
                                                  _________

                                                    421,478

Spain   5.7%

Banco Popular EspanOl, S.A.                 4,720   329,809
Repsol, S.A. ADR                            7,250   308,578
Union Electrica Fenosa SA                  39,600   379,331
                                                  _________

                                                  1,017,718

Sweden   3.2%

SKF AB - B Shares                          11,600   247,077
Volvo AB A Shares                          12,100   323,302
                                                  _________

                                                    570,379





The accompanying notes are an integral part of the financial statements.

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A MASSACHUSETTS LIMITED PARTNERSHIP)

                    STATEMENT OF INVESTMENTS

                     as of December 31, 1997



Switzerland   0.1%

Ciba Specialty Chemical Shares                 32 $   3,817
Novaritis, AG Regd Shares                      10    16,249
                                                  _________

                                                     20,066

United Kingdom   0.0%

BTR Warrants*                                 310         4

United States   45.8%

Abington Bancorp, Inc.                     11,600   243,600
Adflex Solutions Inc.*                     14,400   232,200
Affiliated Community Bancorp.              10,750   405,812
American Bank of Connecticut                7,050   341,043
Asyst Technologies Inc.*                    8,300   180,525
BT Office Products International, Inc.     26,400   204,600
Cendant Corporation                        11,043   379,603
Dime Financial Corp.                        9,500   289,750
Eagle Financial Corp.                       7,614   418,770
Emerald Isle Bancorp, Inc.                 12,600   405,562
Fedder Corp.                               58,769   359,960
Gainsco, Inc.                              35,184   299,064
General Electric Company                    5,100   374,212
Goodyear Tire & Rubber Company              4,950   314,943
Intel Corp.                                 3,695   259,574
Ipswich Savings Bank                       31,000   511,500
Massbank Corp.                              8,800   419,100
Mechanics Savings Bank*                    14,500   377,906











The accompanying notes are an integral part of the financial statements.

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A MASSACHUSETTS LIMITED PARTNERSHIP)

                    STATEMENT OF INVESTMENTS

                     as of December 31, 1997



Peoples Heritage Financial Group            6,881 $ 316,526
Phelps Dodge Corp.                          4,400   273,900
SIS Bancorp Inc.                            9,250   371,748
Teradyne Inc.*                              6,650   212,800
Utopia Inc.+                               37,500    75,000
Warren Bancorp, Inc.                       13,450   309,350
Webster Financial Corp.                     5,500   365,750
Wellman Inc.                               14,400   280,800
                                                  _________

                                                  8,223,598
                                                  _________

Total Investments-100% (identified cost
$14,368,978)                                    $17,955,020



*   Nonincome-producing security
+ Security valued at estimated fair value as determined in good faith under procedures established by and under the supervision of the General Partner of the Partnership.


INCOME TAX INFORMATION

At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $14,368,978. Net unrealized appreciation aggregated $3,586,042, of which $4,912,285 related to appreciated investment securities and $1,326,243 related to depreciated investment securities.












The accompanying notes are an integral part of the financial statements.

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A MASSACHUSETTS LIMITED PARTNERSHIP)

                    STATEMENT OF INVESTMENTS

                     as of December 31, 1997



Market Sector Diversification (Unaudited)
As a Percentage of Total Value of Investments in Securities

Brick Refractory                                1.57%
Chemicals                                       4.62%
Banking                                        30.55%
Consumer Goods                                  8.04%
Steel                                           1.44%
Leisure and Tourism                             1.21%
Metals                                          4.40%
Industrial Component                            3.02%
Energy                                          6.46%
Utility - Electric                              6.26%
Electric Products                               0.84%
Machinery                                       2.77%
Multi Industry                                  3.81%
Auto Parts                                      6.80%
Electronics                                     5.38%
Transportation - Air                            1.84%
Materials                                       1.52%
Medical                                         1.98%
Drugs                                           0.09%
Paper Products                                  1.20%
Services                                        2.11%
Appliances                                      2.00%
Insurance                                       1.67%
Capital Equipment                               0.42%
                                            _________

                                                100 %
                                            _________












The accompanying notes are an integral part of the financial statements.

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A Massachusetts Limited Partnership)

               STATEMENT OF ASSETS AND LIABILITIES

                     as of December 31, 1997



                             ASSETS

Investments in securities, at market
value (identified cost: $14,368,978)           $ 17,955,020
Cash and cash equivalents                         1,302,636
                                               ____________

         Total assets                          $ 19,257,656

                           LIABILITIES

Partners' capital withdrawals payable               161,324
Partners' capital paid in advance                   674,640
Accrued management fee (Note C)                      46,402
Accrued expenses                                     22,166
                                               ____________

         Total liabilities                          904,532
                                               ____________

                           NET ASSETS

Contributed capital                              10,733,037
Accumulated net investment income                   121,359
Accumulated net realized gain on
investments                                       3,912,686
Net unrealized appreciation of
investments                                       3,586,042
                                               ____________

         Net assets                   $          18,353,124














The accompanying notes are an integral part of the financial statements.

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A Massachusetts Limited Partnership)

                     STATEMENT OF OPERATIONS

              for the year ended December 31, 1997



Investment income:
  Interest                                     $     29,886
  Dividends                                         227,184
  Other income                                        1,125
                                               ____________

                                                    258,195
Less foreign tax withholdings                      (25,129)
                                               ____________

         Total investment income                    233,066

Operating expenses:
  Management fee (Note C)                           152,443
  Custodian fees                                     16,963
  Accounting, audit and tax preparation              23,100
  Legal fees                                            641
  Other                                                 235
                                               ____________

         Total operating expenses                   193,382
                                               ____________

Net investment income                                39,684
                                               ____________

Realized and unrealized gain on
investments:
  Net realized gain on investments                2,285,289
  Change in net unrealized appreciation
  on investments                                  1,379,045
                                               ____________

Net realized and unrealized gain on
investments                                       3,664,334
                                               ____________

Net increase in net assets resulting
from operations                                $ 3,704,018






The accompanying notes are an integral part of the financial statements.

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A Massachusetts Limited Partnership)

               STATEMENTS OF CHANGES IN NET ASSETS

         for the years ended December 31, 1997 and 1996



                                          1997        1996

Operations:
  Net investment income              $     39,684 $     22,021
  Net realized gain on investment       2,285,289      891,194
  Change in net unrealized
  appreciation on investments           1,379,045      525,362
                                     ____________ ____________

Net increase in net assets
resulting from operations               3,704,018    1,438,577

Capital transactions:
  Capital contributions (Note E)        7,212,576    1,240,604
  Withdrawals (Note E)                  (538,527)    (118,975)
                                     ____________ ____________

Net increase in net assets
resulting from capital transactions     6,674,049    1,121,629
                                     ____________ ____________

Net increase in net assets             10,378,067    2,560,206

Net assets:
  Beginning of period                   7,975,057    5,414,851
                                     ____________ ____________

  End of period                      $ 18,353,124 $  7,975,057

















The accompanying notes are an integral part of the financial statements.

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A Massachusetts Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS



A.  The Partnership:

    Global Value Limited Partnership (the "Partnership") was formed for the purpose of investing in a portfolio of globally diversified securities. The investment objective of the Partnership is to seek opportunities to realize a substantial rate of return on its investments through capital appreciation. The Partnership commenced operations on July 31, 1989.

    Effective January 1, 1996, the Partnership amended its partnership agreement. The amendments incorporated various changes including:

    1. Establishing Polaris Capital Management, Inc. (the "General Partner") in place of Bernard R. Horn, Jr., as the general partner and investment advisor. Bernard R. Horn, Jr. is the president and sole owner of Polaris Capital Management, Inc. Bernard R. Horn, Jr., is also a limited partner of the Partnership. In order to facilitate this change in general partner, Bernard R. Horn, Jr. withdrew his general partnership interest (held in the form of a Simplified Employee Pension plan) and contributed it as a limited partner interest. Polaris Capital Management, Inc. subsequently deposited $10,000 as its general partner interest.

    2. Changing the methodology for allocating Partnership income from a straight one percent of the General
         Partner's interest to one based on the General Partner's capital interest on a quarterly basis.

    3. Facilitating the Partnership's investment in "hot issues" as defined by the Rules of Fair Practice of the National Association of Security Dealers, Inc.


B.  Significant Accounting Policies:

         Preparation of Financial Statements

         The Partnership's policy is to prepare its financial statements on the accrual basis of accounting. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A Massachusetts Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS


         period. Actual results could differ from those estimates.

         Cash and Cash Equivalents

         All highly liquid investments with a majority of three months or less at the date of acquisition are classified as cash equivalents. Cash balances are maintained in various interest bearing custody accounts to facilitate investment transactions. At December 31, 1997 approximately $1,290,300 in cash was placed in the Chase Money Market Fund at Chase Manhattan Bank, the custodian of the Partnership's funds and securities.

         Valuation of Securities

         The valuation of investments in the portfolio is determined by the General Partner in conformity with the following guidelines established by the partnership agreement:

         1. Marketable securities listed on one or more national securities exchange will be valued at their last sales price on the date of valuation (or, in the absence of sales on that date, at the last closing bid price less normal commissions);

         2. Marketable securities traded in the over-the-counter markets or quoted on NASDAQ or similar quotation systems will be valued at their last sales price as of the closing price on the date of valuation (or, in the absence of sales, on that date, at the last closing bid price less normal commissions);

         3. Securities not marketable due to investment letter restrictions or other reasons but part of a class of publicly traded securities will be valued at an appropriate discount from the public market value; and

         4. All other securities will be valued at cost or at a valuation based on contemporaneous third party transactions in the private market or at fair market value determined by the General Partner taking into consideration the cost of the securities, the quoted prices of securities of comparable publicly traded companies, market conditions, the underlying collateral, financial data and projections of the issuer furnished to the

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A Massachusetts Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS


              General Partner and such other facts as the General
              Partner may deem relevant; and

         5. All foreign currencies and securities prices quoted in foreign currencies will be converted to U.S. dollars at the exchange rates published in the Wall Street Journal or other reliable publications.

         Income Taxes

         The Partnership files informational returns with the Internal Revenue Service and the Commonwealth of Massachusetts and other states. As a partnership, income and losses are passed through to the individual partners and, accordingly, there is no provision for income taxes.

         Foreign Currency Translation

         The accounting records of the Partnership are maintained in U.S. dollars. Investment securities, other assets, and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate as of the end of the period. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

         Forward Foreign Currency Contracts

         In connection with the Partnership's purchase and sale of securities denominated in foreign currency, the Partnership may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction.

         Investment Transactions

         Security transactions are accounted for as of the trade date. The Partnership uses the identified cost method to determine gains and losses on securities sold. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A Massachusetts Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS


         Investment Income

         Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
         Recoverable foreign taxes paid are recorded when received.


C.  Management Fee:

    Under the partnership agreement, the General Partner is paid an annual management fee equal to the greater of $40,000 or 1.0% of the Net Portfolio Value of the Partnership, payable quarterly. Net Portfolio Value represents the market value of the Partnership's securities plus cash and cash equivalents less the Partnership's liabilities.


D.  Allocation of Profits and Losses:

    The Partnership Agreement, amended in 1996, provides that gains and losses, which include net investment income (loss) and net realized and unrealized appreciation (depreciation) on investments, be allocated among the partners pro rata in the proportion that each partners' capital account bears to the aggregated capital of all partners. Allocation of profits and losses are made at such time as capital contributions and withdrawals are allowed.


E.  Contributions and Withdrawals:

    A Limited Partner may withdraw all or any part of his capital account as of the last day of the calendar quarter upon 30 days prior written notice. New subscriptions from new or existing Limited Partners will be accepted on the first day of each calendar quarter or such other times as shall be designated by the General Partner.

    All withdrawals by partners are subject to a redemption fee equal to 1/2 of 1% of the amount withdrawn, such amount to be paid to the Partnership. The redemption fee may be waived by the General Partner as its sole discretion.


F.  Investment Transactions:

    Purchases and sales of investment securities, other than short-term investment securities, during 1997 totaled
    $10,091,677 and $4,898,470, respectively.

                GLOBAL VALUE LIMITED PARTNERSHIP
              (A Massachusetts Limited Partnership)

                  NOTES TO FINANCIAL STATEMENTS


G.  Concentration of Market Risk:

    At December 31, 1997, the Partnership's total holdings in the banking industry represent $5,484,263 (30% of net assets).


H.  Related Parties

    During 1997 and 1996, Bernard R. Horn, Jr. and certain family members made contributions and held equity interests in the Partnership in accordance with the Partnership Agreement. Amounts contributed and withdrawn by related parties during the year ended December 31, 1997 totaled $11,275 and $20,000, respectively. At December 31, 1997, the related party equity interest was $799,870, or 4% of total partners' capital.

    Amounts contributed by related parties during the year ended
    December 31, 1996 totaled $199,913.


I.  Non-cash Transactions:

    During 1997, the Partnership received capital contributions of $7,212,576. Approximately $1,456,000 of these contributions represent securities transferred at market value. The remaining balance of these capital contributions represent cash contributions.





















                               15
47180060.AV9

                    POLARIS GLOBAL VALUE FUND
  GLOBAL VALUE LIMITED PARTNERSHIP & POLARIS GLOBAL VALUE FUND
           PRO FORMA COMBINING STATEMENT OF OPERATIONS
                  YEAR ENDING DECEMBER 31, 1997
                           (unaudited)

                              Global Value      Polaris Global              Pro Forma       Pro Forma
                           Limited Partnership    Value Fund    Combined   Adjustments      Combined
                           ___________________  ______________  _________ _____________     _________
Income:
INTEREST                         $29,886                         $29,886                     $29,886
DIVIDENDS                       $227,184                        $227,184                    $227,184
OTHER                             $1,125                          $1,125                      $1,125
                            _____________  _____________  _______________  __________ __  ___________
                                $258,195                        $258,195                    $258,195
LESS FOREIGN TAXES              ($25,129)                       ($25,129)                   ($25,129)
                            _____________  _____________  _______________  __________ __  ___________
                                $233,066             $0         $233,066                    $233,066
                            _____________  _____________  _______________  __________ __  ___________


Expenses:
ADVISORY                        $152,443                        $152,443     ($9,481) (a)   $142,962
ADMINISTRATION                                                        $0     $40,000  (b)    $40,000
TRANSFER AGENT                                                        $0     $26,500  (c)    $26,500
CUSTODY                          $16,963                         $16,963     ($8,104) (d)     $8,859
LEGAL                               $641                            $641      $9,359  (e)    $10,000
COMPLIANCE                                                            $0     $11,701  (f)    $11,701
SEC FEES                                                              $0      $4,217  (g)     $4,217
ACCOUNTING                                                            $0     $42,480  (h)    $42,480
AUDITING                         $23,100                         $23,100                     $23,100
AMORTIZATION OF ORG. COSTS                                            $0      $6,000  (i)     $6,000
DIRECTORS                                                             $0        $746  (j)       $746
REPORTING                                                             $0     $12,300  (k)    $12,300
OTHER                               $235                            $235      $2,265  (l)     $2,500

                             ____________  _____________  _______________  __________ __  ___________
GROSS EXPENSES                  $193,382             $0         $193,382    $137,983        $331,365
                             ____________  _____________  _______________  __________ __  ___________

LESS WAIVERS:
Investment Advisory                                                         ($81,383) (m)   ($81,383)
                             ____________  _____________  _______________  __________ __  ___________
TOTAL WAIVERS                         $0             $0               $0    ($81,383)       ($81,383)
                             ____________  _____________  _______________  __________ __  ___________

NET EXPENSES                    $193,382             $0         $193,382     $56,600        $249,982
                             ============  =============  ===============  ========== ==  ===========


                               16





                    POLARIS GLOBAL VALUE FUND
  GLOBAL VALUE LIMITED PARTNERSHIP & POLARIS GLOBAL VALUE FUND
      PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
                     AS OF DECEMBER 31, 1997
                           (unaudited)

                              Global Value      Polaris Global              Pro Forma       Pro Forma
                           Limited Partnership    Value Fund    Combined   Adjustments      Combined
                           __________________    _____________  ________  _____________     _________

Assets
INVESTMENTS IN
 SECURITIES, AT COST
(identifed cost: $14,368,978)   $17,955,020                  $17,955,020                  $17,955,020
CASH & CASH EQUIVALENTS          $1,302,636                   $1,302,636   ($674,640) (n)    $627,996

TOTAL ASSETS                    $19,257,656          $0      $19,257,656                  $18,583,016

Liabilities
PARTNER'S CAPITAL
 WITHDRAWLS PAYABLE/
 PAYABLE FOR FUND SHARES SOLD      $161,324                     $161,324                     $161,324
PARTNER'S CAPITAL
 PAID IN ADVANCE                   $674,640                     $674,640   ($674,640) (n)          $0
ACCRUED MGMT FEE                    $46,402                      $46,402                      $46,402
ACCRUED EXPENSES                    $22,166                      $22,166                      $22,166
                                ____________  __________  _______________  __________ __  ___________

TOTAL LIABILITES                   $904,532          $0         $904,532                     $229,892
                                ____________  __________  _______________  __________ __  ___________

NET ASSETS                      $18,353,124          $0      $18,353,124                  $18,353,124
                                ============  ==========  ===============  ========== ==  ===========

Net Assets Consist of:
CONTRIBUTED CAPITAL /           $10,733,037                  $10,733,037   $3,912,686 (o)
 PAID IN CAPITAL                                                             $121,359 (p) $14,767,082
ACCUMULATED NET INVESTMENT
 INCOME                            $121,359                     $121,359   ($121,359) (p)          $0
ACCUMULATED NET REALIZED GAIN
 ON INVESTMENTS                  $3,912,686                   $3,912,686 ($3,912,686) (o)          $0
NET UNREALIZED APP/(DEP)
 ON INVESTMENTS                  $3,586,042                   $3,586,042                   $3,586,042
                                ____________  __________  _______________  __________ __  ___________

NET ASSETS                      $18,353,124                  $18,353,124                  $18,353,124
                                ============  ==========  ===============  ========== ==  ===========



                               18




Net Assets                                                                                $18,353,124
Net Asset Value, offering price and redemption price                                      1,835,312.40
Shares Outstanding                                                                              $10.00

                    POLARIS GLOBAL VALUE FUND
  GLOBAL VALUE LIMITED PARTNERSHIP & POLARIS GLOBAL VALUE FUND

        NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                           (unaudited)

The accompanying unaudited Pro Forma Combining Statement of Assets and Liabilities as of December 31, 1997 and the unaudited Pro Forma Combining Statement of Operations for the year ended December 31, 1997 are intended to present the financial condition and related results of operations of Polaris Global Value Fund ("Fund") as if the reorganization with Global Value Limited Partnership had been consummated as of January 1, 1997.

A Pro Forma Combining Schedule of Investments has been omitted from these pro forma financial statements since there were no pro forma adjustments to the Schedule of Investments as included in the December 31, 1997 Global Value Limited Partnership Financial Statements.

The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Decrease in fees reflects calculation of investment advisory fee on average net assets as opposed to quarter end net portfolio value

(b) Reflects minimum fee for administration services by Forum Administrative Services, LLC to the Fund

(c) Reflects transfer agent base fee and estimated account fees by Forum Financial Corp. to the Fund

(d) Reflects decrease in custody fees through change in custodian for the Fund

(e) Reflects legal fees associated with independent counsel to the Fund

(f) Reflects blue sky registration fees associated with initial and ongoing registration of the shares of the Fund for sale in all fifty states

(g)      Reflects fees charged by the Securities & Exchange
         Commission under Section 24f2 to the Fund

(h)      Reflects fund accounting fees charged by Forum Fund
         Accounting Services, LLC and related out of pocket expenses for pricing services

(i) Reflects twelve months amortization of organizational costs associated with the establishment of the Fund

(j) Reflects pro rata share of board of trustee fees and expenses for the Fund

(k) Reflects the costs of printing, filing and mailing semiannual and annual financial statements as well as fund prospectuses

(l) Reflects increase in miscellaneous costs due to out of pocket expense incurred as a regulated investment company

(m)      Reflects reduction in expenses due to Polaris Capital
         Management's agreement to voluntarily limit the fund expense to 1.75% of average net assets

(n) Reflects the return of cash contributed to the partnership in anticipation of purchasing partnership interests on January 1, 1998

(o) Reflects reclassification of gains previously recognized by the partners for tax purposes as paid in capital

(p) Reflects reclassification of income previously recognized by the partners for tax purposes as paid in capital

The unaudited combining statements should be read in conjunction with the separate annual audited financial statements as of December 31, 1997 for Global Value Limited Partnership, which are also included in Appendix C to this proxy and prospectus.






















                               21
47180060.AV9

                             PART B

               STATEMENT OF ADDITIONAL INFORMATION

                          May __, 1998

                           FORUM FUNDS
                       Two Portland Square
                      Portland, Maine 04101
                         (207) 879-1900

                 Acquisition of the Assets of

                GLOBAL VALUE LIMITED PARTNERSHIP
                        125 Summer Street
                        Boston, MA 02110
                         (617) 951 1365

              By and in Exchange for the Shares of

                    P0LARIS GLOBAL VALUE FUND
                    (A Series of Forum Funds)


         This Statement of Additional Information (the "Statement") relates to the proposed transfer of substantially all of the assets of Global Value Limited Partnership (the "Partnership") to Polaris Global Value Fund (the "Fund"), a newly created series of Forum Funds (the "Trust"), in exchange solely for over 80% of shares of the Fund (the "Exchange"); and the subsequent distribution of those shares pro rata to the Partnership's partners immediately thereafter, followed as soon as practicable by the liquidation and termination of the Partnership.

         This Statement is not a prospectus and is meant to be read in conjunction with the Proxy Statement/Prospectus dated May
__, 1998, which this Statement accompanies.

         A copy of that Proxy Statement/Prospectus may be obtained without charge by writing to or calling: Forum
Financial Corporation; Two Portland Square; Portland, ME 04101;
(888) 263-5594.










                               22
47180060.AV9

                     TABLE OF CONTENTS


                                                        Page

THE TRUST
FINANCIAL STATEMENTS














































                               23
47180060.AV9

                         THE TRUST

     For further information about the Trust and the Fund (the "Parties"), Limited Partners in the Partnership should refer to the information regarding the Fund that is attached to the Proxy Statement/Prospectus as Appendix A. For further information about the Partnership, Limited Partners should refer to the Partnership's Partnership Agreement and Private Offering Memorandum.

                   FINANCIAL STATEMENTS

     Financial statements are included in Appendix C of the Proxy Statement/Prospectus dated May __, 1998.







































                            24
47180060.AV9

                             PART C

                        OTHER INFORMATION

Item 15 - Indemnification.

In accordance with Section 3803 of the Delaware Business Trust
Act, SECTION 5.2 of the Registrant's Trust Instrument provides as follows:

"5.2.    INDEMNIFICATION.

         "(a) Subject to the exceptions and limitations contained in Section (b) below:

              "(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              "(ii) The words "claim," "action," "suit," or proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         "(b) No indemnification shall be provided hereunder to a Covered Person:

              "(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

              "(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer


                            25
47180060.AV9
              did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,"

              "(A) By the court or other body approving the settlement;

              "(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

              "(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

         "(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         "(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

         "(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and
(iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         "(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

         Paragraph 4 of each Investment Advisory Agreement provides in substance as follows:

         "4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or and to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

Paragraphs 3(f) and (g) and paragraph 5 of the Management and Distribution Agreement provide as follows:

         "(f) We agree to indemnify, defend and hold you, your several officers and directors, and any person who controls you within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you, your officers and directors or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in our Registration Statement or Prospectus in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything contained in this paragraph 3(f) be so construed as to protect you against any liability to us or our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties under this paragraph. Our agreement to indemnify you, your officers and directors and any such controlling person as aforesaid is expressly conditioned upon our being notified of any action brought against you, your officers and directors or any such controlling person, such notification to be given by letter or by telegram addressed to us at our principal office in New York, New York, and sent to us by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify us of any such action shall not relieve us from any liability which we may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of our indemnity agreement contained in this paragraph 3(f). We will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by us and approved by you. In the event we do elect to assume the defense of any such suit and retain counsel of good standing approved by you, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case we do not elect to assume the defense of any such suit, or in case you do not approve of counsel chosen by us, we will reimburse you or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by you or them. Our indemnification agreement contained in this paragraph 3(f) and our representations and warranties in this agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you, your officers and directors or any controlling person and shall survive the sale of any shares of our common stock made pursuant to subscriptions obtained by you. This agreement of indemnity will inure exclusively to your benefit, to the benefit of your successors and assigns, and to the benefit of your officers and directors and any controlling persons and their successors and assigns. We agree promptly to notify you of the commencement of any litigation or proceeding against us in connection with the issue and sale of any shares of our common stock.

         "(g) You agree to indemnify, defend and hold us, our several officers and directors, and person who controls us within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which we, our officers or directors, or any such controlling person may incur under the Act or under common law or otherwise, but only to the extent that such liability, or expense incurred by us, our officers or directors or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by you in your capacity as distributor to us for use in our Registration Statement or Prospectus in effect from time to time under the Act, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading. Your agreement to indemnify us, our officers and directors, and any such controlling person as aforesaid is expressly conditioned upon your being notified of any action brought against us, our officers or directors or any such controlling person, such notification to be given by letter or telegram addressed to you at your principal office in New York, New York, and sent to you by the person against whom such action is brought, within ten days after the summons or other first legal process shall have been served. You shall have a right to control the defense of such action, with counsel of your own choosing, satisfactory to us, if such action is based solely upon such alleged misstatement or omission on your part, and in any other event you and we, our officers or directors or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure so to notify you of any such action shall not relieve you from any liability which you may have to us, to our officers or directors, or to such controlling person by reason of any such untrue statement or omission on your part otherwise to an on account of your indemnity agreement contained in this paragraph 3(g). "5 We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

Section 9(a) of the Distribution Services Agreement provides:

         "The Company agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Company's Registration Statement or the Prospectus or Statement of Additional Information in effect from time to time under the Securities Act and relating to the Fund or arising out of or based upon any alleged omission to state a material fact required to be stated in any thereof or necessary to make the statements in any thereof not misleading; provided, however, that in no event shall anything herein contained be so construed as to protect the Underwriter against any liability to the Company or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Company's agreement to indemnify the Underwriter and any controlling person as aforesaid is expressly conditioned upon the Company's being notified of the commencement of any action brought against the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Company at its principal office in New York, New York, and sent to the Company by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The Company will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Company and approved by the Underwriter. In the event the Company elects to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Company does not elect to assume the defense of the suit or in case the Underwriter does not approve of counsel chosen by the Company, the Company will reimburse the Underwriter or the controlling person or persons named defendant or defendants in the suit for the fees and expenses of any counsel retained by the Underwriter or such person. The indemnification agreement contained in this Section 9 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Company agrees promptly to notify the Underwriter of the Underwriter of the commencement of any litigation or proceeding against the Company in connection with the issue and sale of any of shares of the Fund. The failure to do so notify the Company of the commencement of any such action shall not relieve the Company from any liability which it may have to the person against whom the action is brought by reason of any alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this
         Section 9."

         In so far as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16 - Exhibits.

NOTE: * Indicates that the exhibit is incorporated herein by reference. All references to a post-effective amendment ("PEA") or pre-effective amendment ("PREEA") are to PEAs and PREEAs to registrant's registration statement on Form N-1A, file no. 2-67052.

         (1)* Copy of the Trust Instrument of the Registrant dated August 29, 1995 (filed as Exhibit 1 to PEA No. 34 via EDGAR on May 9, 1996, accession number
              0000912057-96-008780).

         (2)* Copy of By-Laws of the Registrant (filed as
              Exhibit (2) to PEA No 43 via EDGAR on July 31, 1997, accession number 0000912057-97-025707)

         (3)  None.

         (4) Form of Agreement and Plan of Reorganization (filed herewith as Exhibit B to Part A)

         (5)  (a)   Sections 2.04 and 2.06 of Registrant's Trust
              Instrument provide as follows:

                         "SECTION 2.04   TRANSFER OF SHARES.
                    Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

                         "SECTION 2.06   ESTABLISHMENT OF SERIES.
                    The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

                         "All references to Shares in this Trust
                    Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

                         "Each Share of a Series of the Trust
                    shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust."

         (6)  (a)*  Investment Advisory Agreement between
                    Registrant and H.M. Payson & Co. relating to the Payson Value Fund and the Payson Balanced Fund (filed as Exhibit 5(b) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

              (b)*  Investment Advisory Agreement between
                    Registrant and Quadra Capital Partners, L.P.
                    (filed as Exhibit (5)(c) to PEA No. 41 via
                    EDGAR on December 31, 1996, accession number
                    0000912057-96-030646).

              (c)*  Investment Subadvisory Agreement between
                    Quadra Capital Partners, L.P. and
                    Anhalt/O'Connell, Inc. (filed as
                    Exhibit (5)(d) to PEA No. 41 via EDGAR on
                    December 31, 1996, accession number
                    0000912057-96-030646).

              (d)* Investment Subadvisory Agreement between Quadra Capital Partners, L.P. and Carl Domino Associates, L.P. (filed as Exhibit (5)(e) to PEA No. 41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

              (e)* Investment Subadvisory Agreement between Quadra Capital Partners, L.P. and McDonald Investment Management, Inc. (filed as Exhibit (5)(f) to PEA No. 41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

              (f)* Investment Subadvisory Agreement between Quadra Capital Partners, L.P. and LM Capital Management, Inc. (filed as Exhibit (5)(g) to PEA No. 41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

              (g)*  Investment Advisory Agreement between
                    Registrant and Austin Investment Management,
                    Inc. (filed as Exhibit (5)(j) to PEA No. 43 via EDGAR on July 31, 1997, accession number
                    0000912057-97-025707).

              (h)*  Investment Advisory Agreement between
                    Registrant and Oak Hall Capital Advisors, Inc. (filed as Exhibit (5)(k) to PEA No. 43 via
                    EDGAR on July 31, 1997, accession number
                    0000912057-97-025707).

              (i)* Investment Advisory Agreement between Norwest Bank Minnesota, N.A. and Core Trust (Delaware) relating to Index Portfolio (filed as Exhibit (5)(a) to Amendment No. 5 to the Registration Statement of Core Trust (Delaware), File No. 811-8858, via EDGAR on July 31, 1997, accession number 0000912057-96-
                    021568).

              (j)* Investment Advisory Agreement between Schroder Capital Management International, Inc. and Schroder Capital Funds, relating to Schroder U.S. Smaller Companies Portfolio, International Equity Fund and Schroder Emerging Markets Fund Institutional Portfolio (filed as Exhibit 5 to Amendment No. 1 to the Registration Statement of Schroder Capital Funds, File No. 811-9130, via EDGAR on
                    August 9, 1996, accession number 0000898432-
                    96-000341).

              (k)* Form of Investment Advisory Agreement between Core Trust (Delaware) and Forum Investment Advisors, LLC relating to Treasury Portfolio, Treasury Cash Portfolio, Cash Portfolio, Government Cash Portfolio and Municipal Cash Portfolio (filed as Exhibit 5(n) to PEA No. 52 via EDGAR on November 24, 1997, accession number 0001047469-97-005953).

              (l)* Investment Advisory Agreement between Core Trust (Delaware) and Schroder Capital Management International, Inc. relating to International Portfolio (filed as Exhibit 5(b) to Amendment No. 5 to the Registration Statement of Core Trust (Delaware), File
                    No. 811-8858, via EDGAR on September 30, 1996, accession number 0000912057-96-021568).

              (m)*  Investment Advisory Agreement between
                    Registrant and Forum Investment Advisors, LLC
                    (filed as Exhibit 5(p) to PEA 56 via EDGAR on

                    December 31, 1997, accession number
                    0001004402-97-000281).

              (n)   Investment Advisory Agreement between
                    Registrant and Polaris Capital Management,
                    Inc. (to be filed by Pre-Effective Amendment).

         (7)  (a)*  Form of Selected Dealer Agreement between
                    Forum Financial Services, Inc. and securities brokers (filed as Exhibit 6(c) to PEA 21).

              (b)*  Form of Bank Affiliated Selected Dealer
                    Agreement between Forum Financial Services,
                    Inc. and bank affiliates (filed as
                    Exhibit 6(d) of PEA 21).

              (c)*  Distribution Agreement between Registrant and
                    Forum Financial Services, Inc. (filed as
                    Exhibit 6(f) to PEA No. 43 via EDGAR on
                    July 31, 1997, accession number 0000912057-97-
                    025707).

         (8)  None.

         (9)  (a)*  Form of Transfer Agency Agreement between
                    Registrant and Forum Financial Corp. (filed as
                    Exhibit 8(a) to PEA no. 33 via EDGAR on
                    January 5, 1996, accession number 0000912057-
                    96-000216).

              (b)* Form of Custodian Agreement between Registrant and the First National Bank of Boston (filed as Exhibit 8(b) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

         (10) (a)*  Form of Rule 12b-1 Plan adopted by the
                    Registrant (filed as Exhibit 15 of PEA
                    No. 16).

              (b)* Rule 12b-1 Plan adopted by the Registrant with respect to they Payson Value Fund and the Payson Balanced Fund (filed as Exhibit 8(c) of PEA No. 20).

         (11) Opinion and consent of Seward & Kissel regarding legality of securities (filed herewith).

         (12) Form of opinion and consent of Dechert Price &
              Rhoads regarding tax consequences (filed herewith).

         (13) (a)*  Administration Agreement between Registrant
                    and Forum Administrative Services, LLC (filed as Exhibit 6(e) to PEA No. 43 via EDGAR on July 31, 1997, accession number 0000912057-97-
                    025707).

              (b)*  Shareholder Service Plan of Registrant
                    relating to the Quadra Funds and Form of Shareholder Service Agreement relating to Quadra Funds (filed as Exhibit 9(b) to PEA No. 49 via EDGAR on November 5, 1997, accession number 0001004402-97-000163).

              (c)* Form of Shareholder Service Plan of Registrant and Form of Shareholder Service Agreement relating to the Daily Assets Treasury Fund, Daily Assets Cash Fund, Daily Assets Government Fund, Daily Assets Tax-Exempt Fund and Daily Assets Treasury Obligations Fund (filed as Exhibit 9(c) to PEA No. 50 via EDGAR on November 12, 1997, accession no. 0001004402-97-000189).

         (14) Consent of Coopers & Lybrand (filed herewith)

         (16) Powers of Attorney (filed herewith)

         (17) Form of consent letter of limited partners of Global Value Limited Partnership (filed herewith).

Item 17 - Undertakings

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                           SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the city of Portland and State of Maine, on the 7th day of April, 1998.
                           FORUM FUNDS

                           By:  /s/ John Y. Keffer
                                John Y. Keffer
                                President


         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

   Signature                 Title                 Date
   _________                 _____                 ____

1) Principal
   Executive Officer

   /s/ John Y.Keffer         Chairman          April 7, 1998
   John Y. Keffer            and President

2) Principal Financial
   and Accounting Officer

   /s/ Mark D. Kaplan        Acting Treasurer  April 7, 1998
   Mark D. Kaplan

3) Trustees
   ____________________

   John Y. Keffer
   Costas Azariadis
   James C. Cheng
   J. Michael Parish


   /s/ John Y. Keffer                          April 7, 1998
   By: John Y. Keffer
       (Attorney-in-fact)

                     INDEX TO EXHIBITS

EXHIBIT NUMBER                    DESCRIPTION OF EXHIBIT

(11)                              Opinion of Seward & Kissel
                                  as to the legality of the
                                  securities being
                                  registered.

(12)                              Form of opinion of
                                  Dechert, Price & Rhoads as
                                  to tax consequences of the
                                  Agreement and Plan of
                                  Reorganization.

(14)                              Consent of Coopers &
                                  Lybrand L.L.P.,
                                  independent accountants
                                  for Global Value Limited
                                  Partnership and Polaris
                                  Global Value Fund.

(16)                              Powers of Attorney.

(17)                              Form of consent letter of
                                  limited partners of Global
                                  Value Limited Partnership.


























                              C-15
47180060.AV9